UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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McGrath RentCorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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McGRATH RENTCORP

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 8, 2016

To the Shareholders of McGrath RentCorp:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of McGrath RentCorp, a California corporation (the “Company”), will be held at the Company’s principal executive offices located at 5700 Las Positas Road, Livermore, California 94551, on Wednesday, June 8, 2016, at 2:00 p.m., local time. Shareholders who are unable to attend may listen to a live webcast of the Annual Meeting on the Company’s website at www.mgrc.com under the Investor Relations section. The Annual Meeting will be held for the following purposes:

1. To elect seven (7) directors of the Company, as specifically set forth in the attached proxy statement, to serve until the 2017 annual meeting of shareholders or until their successors are elected and qualified;

2. To approve the amendment and restatement of the 2007 Stock Incentive Plan as the 2016 Stock Incentive Plan (the “2016 Plan”) and to: (i) increase the number of authorized shares of the Company’s Common Stock issuable under the 2016 Plan by 2,000,000 shares; (ii) re-approve the Internal Revenue Code Section 162(m) performance criteria and award limits; (iii) set minimum vesting periods for certain awards; (iv) set annual limits on the grant date fair value of awards to our non-employee directors; and (v) extend the term of the 2016 Plan for ten years from the date of shareholder approval;

3. To ratify the appointment of Grant Thornton LLP as the independent auditors for the Company for the year ending December 31, 2016;

4. To hold a non-binding, advisory vote to approve the compensation of the Company’s named executive officers; and

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement which is attached and made a part hereof.

The Board of Directors of the Company has fixed the close of business on April 12, 2016 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

I M P O R T A N T

Shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card using the enclosed return envelope, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy card issued in your name from such broker, bank or other nominee.

If you hold your shares in a brokerage account, your shares will not be voted in the election of directors or the non-binding, advisory vote on the compensation of the Company’s named executive officers unless you provide explicit instructions to your broker as to how you wish to vote your shares. Under the New York Stock Exchange rules governing discretionary voting of proxies by the exchange’s members, your broker is not permitted to vote shares with respect to non-routine matters such as the election of directors or the vote on compensation without voting instructions from the beneficial owner of such shares.

By Order of the Board of Directors,

Randle F. Rose

Senior Vice President,

Chief Administrative Officer and Secretary

Livermore, California

April 29, 2016

McGRATH RENTCORP

5700 Las Positas Road

Livermore, California 94551

PROXY STATEMENT

FOR 2016 ANNUAL MEETING OF SHAREHOLDERS

General Information

This proxy statement (this “Proxy Statement”) is made available to the shareholders of McGrath RentCorp, a California corporation (the “Company”, “we”, “us”, or “our”), in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies in the accompanying form for use in voting at the 2016 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on Wednesday, June 8, 2016, at 2:00 p.m., local time, at the Company’s principal executive offices located at 5700 Las Positas Road, Livermore, California 94551, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

The Company expects to mail this Proxy Statement and the enclosed form of proxy to shareholders on or about May 6, 2016.

The rules of the Securities and Exchange Commission (the “SEC”) require us to notify our shareholders of the availability of our proxy materials through the Internet.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be held on Wednesday, June 8, 2016

Our Proxy Statement and 2015 Annual Report to Shareholders are available at

https://materials.proxyvote.com/580589

The following questions and answers provide important information about the Annual Meeting and this Proxy Statement:

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 5700 Las Positas Road, Livermore, California 94551. The Company’s main telephone number is (925) 606-9200.

What matters will be considered at the Annual Meeting?

Shareholders will vote on the following items at the Annual Meeting:

•	the election as directors of the seven (7) nominees named in this Proxy Statement (Proposal No. 1);

•

the amendment and restatement of the 2007 Stock Incentive Plan as the 2016 Stock Incentive Plan (the “2016 Plan”) and to: (i) increase the number of authorized shares of the Company’s Common Stock issuable under the 2016 Plan by 2,000,000 shares; (ii) re-approve the Internal Revenue Code Section 162(m) performance criteria and award limits; (iii) set minimum vesting periods for certain awards; (iv) set annual limits on the grant date fair value of awards to our non-employee directors; and (v) extend the term of the 2016 Plan for ten years from the date of shareholder approval (Proposal No. 2);

•	the ratification of the appointment of Grant Thornton LLP as the independent auditors for the Company for the year ending December 31, 2016 (Proposal No. 3);

•	the approval, with a non-binding, advisory vote, of the compensation of the Company’s named executive officers (Proposal No. 4); and

•	such other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

How does the Board of Directors recommend that shareholders vote on these matters?

The Board of Directors believes that the election of the nominated directors, the ratification of the appointment of Grant Thornton LLP and the approval on an advisory basis of the compensation of the Company’s named executive officers are in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” the approval of each of these proposals.

How are proxy materials being made available to shareholders?

The SEC adopted amendments to the proxy rules that change how companies must provide proxy materials. These rules are often referred to as “Notice and Access.” Under the Notice and Access model, a company may select either of the following two options for making proxy materials available to shareholders:

•	the full set delivery option; or

•	the notice only option.

Full Set Delivery Option

Under the full set delivery option, a company delivers all proxy materials to its shareholders as it would have done prior to the change in the rules. This can be by mail or, if a shareholder has previously agreed, by e-mail. In addition to delivering proxy materials to shareholders, a company must post all proxy materials on a publicly-accessible website and provide information to shareholders about how to access that website. The Company’s proxy materials are available on the following website: https://materials.proxyvote.com/580589.

Notice Only Option

Under the notice only delivery option, a company must post all its proxy materials on a publicly accessible website. However, instead of delivering its proxy materials to shareholders, the company instead delivers a one-page notice of internet availability of proxy materials which includes, among other matters:

•	information regarding the date, time and location of the annual meeting of shareholders as well as the items to be considered at the meeting;

•	information regarding the website where the proxy materials are posted; and

•	various means by which a shareholder may request paper or e-mail copies of the proxy materials.

A company may use a single method for all its shareholders, or use full set delivery for some while adopting the notice only option for others. The Company is required to comply with these Notice and Access rules in connection with its Annual Meeting, and has elected to use the full set delivery option under the rules for all shareholders in connection with this year’s Annual Meeting.

Although the Company has elected to use the full set delivery option for the Annual Meeting, we may choose to use the notice only option in the future.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

How do I vote?

You may vote by signing and dating each paper proxy card you received and returning it in the prepaid envelope. The enclosed proxy will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked in the manner described below.

What does it mean if I received more than one proxy card?

If you received more than one proxy card, it may mean that you hold shares registered in more than one account. If you received more than one paper proxy card, sign and return each proxy card you received to ensure that all of your shares are voted. If you have any questions regarding your share information or address appearing on the paper proxy card you may call Computershare, the Company’s transfer agent, at (800) 962-4284 if you are a shareholder of record, or contact your brokerage firm, bank, broker-dealer or other similar organization if you are a beneficial owner of shares held in “street name.”

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date by signing and returning a new proxy card with a later date or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company’s Corporate Secretary at 5700 Las Positas Road, Livermore, California 94551 prior to the Annual Meeting. See “May I vote my shares in person at the Annual Meeting?” below.

Who is entitled to vote?

The close of business on April 12, 2016 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock of the Company (“Common Stock”) entitled to notice of and to vote at the Annual Meeting.

What constitutes a quorum?

As of the close of business on the Record Date, there were 23,898,389 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The presence at the Annual Meeting of a majority of these shares of Common Stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

How are votes counted and who will count the votes?

Each outstanding share of Common Stock on the Record Date is entitled to one vote on each matter properly brought before the Annual Meeting. However, every shareholder voting for the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected (seven) multiplied by the number of shares held, or may distribute such shareholder’s votes on the same principle among as many candidates as the shareholder may select. However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate such shareholder’s votes. The proxy holders are given discretionary authority, under the terms of the proxy, to cumulate votes represented by shares for which they are named in the proxy. In electing directors, the seven candidates receiving the highest number of affirmative votes shall be elected.

An automated system administered by Computershare will tabulate votes cast by proxy and Randle F. Rose, the Company’s Corporate Secretary, will act as the inspector of elections to tabulate votes cast in person at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

How are abstentions and broker “non-votes” treated?

Under the General Corporation Law of the State of California, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. However, abstentions are not included in determining the number of shares voting on the proposals submitted to shareholders. Generally, a broker “non-vote” occurs when a nominee (such as a brokerage firm, bank, broker-dealer, or other similar organization) holding shares for a beneficial owner in “street name” does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Broker “non-votes,” and shares as to which proxy authority has been withheld with respect to any matter, are not deemed to be entitled to vote for purposes of determining whether shareholders’ approval of that matter has been obtained.

What is the voting requirement to approve each of the proposals?

With respect to Proposal No. 1 of this Proxy Statement, a plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. You may vote “FOR” or “WITHHELD” with respect to the election of directors. Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality has been cast in favor of a director. Abstentions and broker “non-votes,” if any, will have no effect on this proposal. Brokerage firms, banks, broker-dealers and other nominees holding shares for holders who have not given specific voting instructions are not permitted to vote in their discretion with respect to Proposal No. 1. If you do not instruct your broker how to vote, your broker may not vote with respect to this proposal and these votes will be counted as broker “non-votes,” as is described in “What happens if I do not give specific voting instructions?” below. Our Corporate Governance Guidelines, as amended and restated by the Board of Directors on February 23, 2016, set forth our procedures if a director-nominee is elected, but receives a majority of “WITHHELD” votes. In an uncontested election, any director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election is required to tender his or her resignation following certification of the shareholder vote. The Corporate Governance and Nominating Committee is required to make recommendations to the Board of Directors with respect to any such letter of resignation. The Board of Directors is required to take action with respect to this recommendation within 90 days following certification of the shareholder vote and to disclose its decision-making process.

With respect to Proposals No. 2 and 3 of this Proxy Statement, the affirmative vote of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required. Abstentions will have the same effect as voting against this proposal. Broker “non-votes,” if any, will have no effect on this proposal.

With respect to Proposal No. 4 of this Proxy Statement, the affirmative vote of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required for approval, on an advisory basis, of the compensation of the Company’s named executive officers. You may vote “FOR” or “AGAINST” with respect to approval of the compensation of the Company’s named executive officers. Abstentions will have the same effect as voting against this proposal. Broker “non-votes,” if any, will have no effect on this proposal.

What happens if I do not give specific voting instructions?

For Shares Directly Registered in the Name of the Shareholder: If you return your signed proxy but do not indicate your voting preferences, the Company will vote on your behalf “FOR” the election of the nominated directors, “FOR” the approval of the 2016 Stock Incentive Plan, “FOR” the ratification of the appointment of Grant Thornton LLP, and “FOR” approval of the compensation of the Company’s named executive officers. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

For Shares Registered in the Name of a Brokerage Firm, Bank, Broker-Dealer or Other Similar Organization: If your shares are held in street name, your brokerage firm, bank, broker-dealer or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions with respect to shares registered in the name of organizations that are not governed by NYSE Rule 452, those shares will not be voted at the meeting because such organizations do not have discretionary voting power. If you do not furnish voting instructions to brokerage firms that are governed by NYSE Rule 452, one of two things can happen, depending upon whether a proposal is “routine.” Under NYSE Rule 452, brokerage firms, banks, broker-dealers and other similar organizations have discretion to cast votes on routine matters, such as the ratification of the appointment of an independent auditor, without voting instructions from their clients. Brokerage firms, banks, broker-dealers and other similar organizations are not permitted, however, to cast votes on “non-routine” matters, such as the election of directors or votes on the compensation of the Company’s named executive officers, without such voting instructions.

May I vote my shares in person at the Annual Meeting?

For Shares Directly Registered in the Name of the Shareholder: Yes. However, we encourage you to vote by proxy card even if you plan to attend the Annual Meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card and give the proxy card to that person for use at the Annual Meeting.

For Shares Registered in the Name of a Brokerage Firm or Bank: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting and hand it in with a signed ballot that you can request at the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy and a signed ballot.

Your attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted earlier by mail.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of elections and reported in a current report on Form 8-K to be filed by the Company within four business days after the end of the Annual Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to shareholders. Arrangements will be made with brokerage firms, banks, broker-dealers, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of our Common Stock, and these entities may be reimbursed by the Company for their expenses. Proxies may be solicited by directors, officers or employees of the Company in person or by telephone, e-mail or other means. No additional compensation will be paid to such individuals for these services.

What is the deadline for receipt of shareholder proposals?

Requirements for Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be presented at the annual meeting of the Company’s shareholders to be held in 2017 must be received by the Company no later than January 6, 2017 in order to be considered for inclusion in the Company’s proxy materials for that meeting.

Discretionary Authority. The proxies to be solicited by the Board of Directors for the 2017 annual meeting of the Company’s shareholders will confer discretionary authority on the proxyholders to vote on any shareholder proposal presented at such annual meeting if the Company fails to receive notice of such proposal by March 22, 2017.

Householding of Annual Meeting Materials

Some brokerage firms, banks, broker-dealers, or other nominees who are record holders may participate in the practice of “householding” proxy statements and their accompanying documents. This means that only one copy of the proxy materials will be sent to your household regardless of the number of shareholders who reside there. We will promptly deliver a separate copy of these documents without charge to you upon written request to McGrath RentCorp, 5700 Las Positas Road, Livermore, California 94551 Attn: Investor Relations. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your brokerage firm, bank, broker-dealer or other nominee who is a record holder, or you may contact us at the address and phone number listed above.

Financial and Other Information

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.mgrc.com under the Investor Relations section or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our annual report on Form 10-K for the fiscal year ended December 31, 2015 and filed with the SEC on February 25, 2016 (the “2015 Annual Report”), without charge to any shareholder upon written request to McGrath RentCorp, 5700 Las Positas Road, Livermore, California 94551 Attn: Investor Relations.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s bylaws authorize the number of directors to be not less than five (5) and not more than nine (9). The number of directors on the Board of Directors is currently fixed at seven (7). Each director serves a one-year term. The Board of Directors is currently composed of the following seven (7) directors whose terms will expire upon the election and qualification of directors at the Annual Meeting: William J. Dawson, Elizabeth A. Fetter, Robert C. Hood, Dennis C. Kakures, M. Richard Smith, Dennis P. Stradford and Ronald H. Zech. At each annual meeting of shareholders, directors will be elected for full terms of one year to succeed those directors whose terms are expiring.

At the Annual Meeting, the shareholders will elect seven (7) directors. Messrs. Dawson, Hood, Kakures, Smith, Stradford and Zech and Ms. Fetter have each been nominated to serve a one-year term, until the annual meeting of shareholders to be held in 2017, until their successors are elected or appointed and qualified, or until their earlier death, resignation or removal. The Board of Directors has no reason to believe that any of Messrs. Dawson, Hood, Kakures, Smith, Stradford or Zech or Ms. Fetter will be unable or unwilling to serve as a nominee or as a director if elected.

Nominees

The names of the nominees and certain information about them are set forth below.

Name of Nominee	Age	Principal Occupation	Director Since
William J. Dawson	61	Chief Financial Officer of Adamas Pharmaceuticals, Inc.	1998

Elizabeth A. Fetter	57	Former Chief Executive Officer of Symmetricom, Inc.	2014

Robert C. Hood	75	Former Executive Vice President and Chief Financial and Administrative Officer of Excite, Inc.	1999

Dennis C. Kakures	59	Chief Executive Officer and President of the Company	2003

M. Richard Smith	68	Former Senior Vice President of Bechtel Group, Inc.	2010

Dennis P. Stradford	69	Former Chairman, President and Chief Executive Officer of Nomis Solutions, Inc.	2002

Ronald H. Zech	72	Chairman of the Board of Directors of the Company	1989

William J. Dawson was elected a director of the Company in 1998. In August 2014, Mr. Dawson was named Chief Financial Officer at Adamas Pharmaceuticals, Inc. (NASDAQ: ADMS), a specialty pharmaceutical company. He previously served as Chief Financial Officer at Catalyst Biosciences, Inc., a privately-held biotechnology company for two years from 2010 to 2012 and he was Vice President, Finance and Chief Financial Officer with Cerus Corporation, a publicly held biopharmaceutical company from August 2004 to April 2009. Prior to joining Cerus, he spent a total of 26 years in senior financial positions at companies in biotechnology, healthcare services and information technology, investment banking, energy and transportation, where he was responsible for strategic, business and financial planning, SEC reporting, investor relations, and numerous equity, debt and structured financings, mergers and acquisitions, and advisory assignments. As an investment banker, Mr. Dawson assisted in three public equity offerings for McGrath RentCorp, beginning with its initial public offering in 1984. He also serves on the board of directors of Wellington Trust Company, a subsidiary of Wellington Management Company, LLP, a private institutional investment management company. With his wealth of experience in financial and strategic transactions, as well as his experiences as Chief Financial Officer of publicly traded companies, Mr. Dawson provides significant value to the Board of Directors. Mr. Dawson received an A.B. in Mechanical Engineering from Stanford University and an M.B.A. from Harvard Business School.

Elizabeth A. Fetter was elected a director of the Company in 2014. Ms. Fetter has served on the Board of Directors of Alliant International University, Inc., a private equity funded university since 2015 and Support.com (NASDAQ: SPRT), a provider of cloud-based software and service for technology support since March 2016. Ms. Fetter served as a member of the Board of Directors of Symmetricom, Inc., a provider of timekeeping technologies, instruments and solutions from 2000 to 2013 and was appointed as President and Chief Executive Officer of Symmetricom in April 2013. She served in these capacities until Symmetricom’s acquisition by Microsemi Corporation in November 2013. Ms. Fetter previously served as President and Chief Executive Officer of NxGen Modular LLC, a provider of modular buildings and assemblies from 2011 to 2012. In 2007, Ms. Fetter was President, Chief Executive Officer and a director of Jacent Technologies, a privately held supplier of on-demand ordering solutions for the restaurant industry. Ms. Fetter also served on the boards of Quantum Corporation, a data storage company, from 2005 to 2013 and Ikanos Corporation, a provider of broadband solutions from 2008 to 2009. She previously held the position of Chair of the Board of Trustees of Alliant International University, Inc. where she served as a trustee from 2004 to 2013. With her nearly 20 years of public and private company board service and past CEO experience at multiple firms, she is a valuable complement to the Board of Directors. Ms. Fetter holds a B.A., Communications from Penn State University, an M.S., Industrial Administration from Carnegie Mellon University (Tepper & Heinz Schools) and an Advanced Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization.

Robert C. Hood was elected a director of the Company in 1999. Since 1999, he has been an independent investor. From 1996 to 1999, Mr. Hood was Executive Vice President and Chief Financial and Administrative Officer at Excite, Inc., one of the early internet portal companies. At Excite, Mr. Hood helped guide the company through its substantial growth phase, was responsible for all financial and administrative functions, spearheaded several rounds of equity financing and helped negotiate and integrate eight acquisitions. Prior to working at Excite, Mr. Hood accumulated over thirty years of business and senior-level financial experience, in both large-scale multi-national and fast growth technology companies. This experience included SEC reporting, legal affairs, human resource administration, investor relations, large-scale information systems, controllership and internal control functions, debt and equity financing, international operations, budgeting and strategic planning, acquisitions and mergers. Company affiliations included companies engaged in equipment leasing, electronic test equipment manufacturing and financial services. With his many years of senior-level business and financial experience and management positions at publicly traded companies, Mr. Hood provides valued perspective on numerous financial, administrative and strategic issues facing public companies. Mr. Hood holds an A.B. in Economics from Bates College and an M.B.A. from The Tuck School, Dartmouth College.

Dennis C. Kakures was elected a director of the Company in 2003 and became the Chief Executive Officer of the Company in 2003. Mr. Kakures has been the President of the Company since 1995. Prior to becoming Chief Executive Officer, he served as Chief Operating Officer from 1989 to 2003 and Executive Vice President from 1993 to 1995. Having started his career with McGrath RentCorp in sales in 1982, and having held roles of increasing managerial responsibility over his 32 years with the Company, Mr. Kakures provides unique insight and perspective on the Company’s business on a day-to-day basis. Mr. Kakures has been instrumental in developing and driving the strategic product and geographic expansion of the Company’s varied rental businesses since he became Chief Executive Officer in 2003. He is uniquely qualified to serve as Chief Executive Officer and as a member of the Board of Directors as a result of his deep knowledge of the Company, its products, services, strategies and customers through his day-to-day management of the Company. Mr. Kakures received a B.S. in Marketing from California State University at Hayward.

M. Richard Smith was elected a director of the Company in 2010. Mr. Smith also serves as a member of the Board of Directors of Aegion Corporation (NASDAQ:AEGN) (formerly Instituform Technologies, Inc.), a global provider of pipeline infrastructure protection services and technologies since 2009 and Sithe Global Power, LLC, an international power development company since 2008. Mr. Smith served as Senior Vice President of Bechtel Group, Inc. and President of its fossil power business unit, where he managed Bechtel’s global fossil power engineering and construction activities, until 2007. This position culminated a 26 year career with Bechtel.

During that tenure, he also served as Chief Executive Officer of Intergen, a joint venture between Shell and Bechtel, from 2004 to 2005. From 1992 to 2000, Mr. Smith was at a PG&E joint venture and at PG&E Corporation where he was responsible for all corporate development activities. With his extensive experience serving as a board member and in executive management roles for a number of public companies, Mr. Smith brings to the Board of Directors a valuable perspective on issues facing public companies as well as considerable guidance on corporate development, business operations and the energy industry. Mr. Smith received a B.S. in Aerospace Engineering from Auburn University, a M.S. in Mechanical Engineering from Northeastern University and a M.B.A. from Golden Gate University.

Dennis P. Stradford was elected a director of the Company in 2002. From 2004 to 2010, Mr. Stradford was Chairman, President and Chief Executive Officer of Nomis Solutions, Inc., a provider of price optimization solutions to the financial services industry. He served as Nomis Solutions’ Chief Executive Officer until July 2009 and Chairman until February 2010. Mr. Stradford was also the Chief Executive Officer of CascadeWorks, Inc., a provider of e-procurement software to Fortune 1000 companies, from 2000 to 2003. From 1998 to 2000, he was Chief Executive Officer of SupplyBase, Inc. a provider of web-based supply-chain management software and services. From 1985 to 1997, Mr. Stradford was with Flextronics International, Ltd., a publicly traded company, and served as its Senior Vice President, Sales and Marketing. He previously held executive and sales positions with Zehntel, Inc. and International Business Machines Corp. With his wealth of experience in senior management, Mr. Stradford brings to the Board of Directors considerable expertise on strategic, operational, and sales and marketing issues. Mr. Stradford holds a B.A. from San Jose State University and an M.A., M. Div. from St. Patrick’s University.

Ronald H. Zech was elected a director of the Company in 1989 and elected to the position of non-executive Chairman of the Board of Directors in June 2009. He is also Chairman of our Corporate Governance and Nominating Committee and a member of our Audit Committee. He retired in 2005 as Chairman and Chief Executive Officer of GATX Corporation, a NYSE listed company and leading provider of lease financing and related services to customers operating rail, marine, and other targeted assets. Mr. Zech was elected Chairman of GATX Corporation in April 1996, Chief Executive Officer in January 1996, and President in July 1994. Prior to that time he had served both as President and Chief Financial Officer of GATX Capital Corporation and as an officer with a major international bank. He also served on the board of The PMI Group, a former provider of mortgage insurance from 1998 to 2013. His experiences in these senior management and financial roles have included a wide range of activities associated with the management of a public company. Accordingly, he brings to the Board of Directors a valued perspective on many issues faced by the Company. He holds a B.S. in Electrical Engineering from Valparaiso University and an M.B.A. from the University of Wisconsin.

Required Vote

The nominees will be elected by a plurality of the votes cast. Abstentions and broker “non-votes,” if any, will not be counted toward the nominees’ total. However, under our Corporate Governance Guidelines, in an uncontested election, any nominee for director who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election (a “Majority Withheld Vote”) is required to tender his or her resignation following certification of the shareholder vote.

If a nominee for director is required to tender his or her resignation pursuant to our Corporate Governance Guidelines, then the Corporate Governance and Nominating Committee shall consider the tendered resignation and recommend to the Board of Directors whether to accept it. The Board of Directors will act on the Corporate Governance and Nominating Committee’s recommendation within 90 days following certification of the shareholder vote. The Board of Directors will promptly disclose its decision whether to accept or reject the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a current report on Form 8-K filed by the Company with the SEC.

Any director who tenders his or her resignation pursuant to this provision shall not participate in the Corporate Governance and Nominating Committee recommendation or the Board of Directors’ action regarding whether to accept the resignation offer.

If all members of the Corporate Governance and Nominating Committee receive a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee among themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them; provided, however, that if the only directors who did not receive a Majority Withheld Vote in the same election constitute three or fewer directors, then all directors may participate in the action regarding whether to accept the resignation offers.

Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to the executive officers and directors of the Company as of March 31, 2016:

Name	Age	Position Held with the Company

Dennis C. Kakures	59	Chief Executive Officer, President and Director

Joseph F. Hanna	53	Senior Vice President and Chief Operating Officer

Keith E. Pratt	53	Senior Vice President and Chief Financial Officer

Randle F. Rose	58	Senior Vice President, Chief Administrative Officer and Secretary

David M. Whitney	51	Vice President, Principal Accounting Officer and Corporate Controller

Kay Dashner	57	Vice President, Human Resources

Philip B. Hawkins	40	Vice President, Mobile Modular

John P. Skenesky	49	Vice President, TRS-RenTelco

Kristina VanTrease	46	Vice President, Portable Storage

B. Michael Buckland	45	Vice President, Adler Tank Rentals

William J. Dawson(1)(2)	61	Director

Elizabeth A. Fetter(1)(2)	57	Director

Robert C. Hood(2)(3)	75	Director

M. Richard Smith(1)(3)	68	Director

Dennis P. Stradford(1)(3)	69	Director

Ronald H. Zech(2)(3)	72	Chairman of the Board of Directors

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Corporate Governance and Nominating Committee

William J. Dawson, Elizabeth A. Fetter, Robert C. Hood, Dennis C. Kakures, M. Richard Smith, Dennis P. Stradford and Ronald H. Zech are nominees to the Board of Directors and their descriptions appear under “Proposal No. 1: Election of Directors—Nominees.”

Joseph F. Hanna was appointed Chief Operating Officer in June 2007. Prior to that, he served as Senior Vice President of Operations of the Company starting in January 2005, and he served as Vice President of Operations since joining the Company in 2003. Mr. Hanna has extensive sales and operations experience, including 12 years at SMC Corporation of America (a subsidiary of SMC Corporation, Tokyo, Japan) where he served in various leadership positions. His prior experience also includes serving as an officer in the United States Army. Mr. Hanna received a B.S. in Electrical Engineering from the United States Military Academy, West Point, New York.

Keith E. Pratt was appointed Senior Vice President of the Company in June 2007. He joined the Company in January 2006 as Vice President and was appointed Chief Financial Officer in March 2006. Prior to joining the Company, he was most recently with Advanced Fibre Communications (AFC), a public telecommunications equipment company in Petaluma, California, where he served as Senior Vice President and Chief Financial Officer. Mr. Pratt served as Chief Financial Officer from 1999 until AFC was acquired by Tellabs, Inc. at the end of 2004. He also served as Director of Corporate Development at AFC from 1997 to 1999 prior to becoming Chief Financial Officer. Prior to Mr. Pratt joining AFC, he served as Director, Strategy & Business Development Group at Pacific Telesis Group, Inc. from 1995 to 1997. Mr. Pratt has an undergraduate degree from Cambridge University in Production Engineering and an M.B.A. from Stanford University.

Randle F. Rose was appointed Senior Vice President and Chief Administrative Officer of the Company in June 2007. He joined the Company in 1997 as its Vice President of Administration and was elected Secretary of the Company in 1999. Prior to joining the Company, he served in a variety of senior finance and general management roles with Silicon Valley real estate development companies. Mr. Rose received a B.S. in Finance from San Jose State University.

David M. Whitney joined the Company as its Corporate Controller in 2000 and was elected Vice President and Principal Accounting Officer in March 2006. Previously he was Manager of Regional Accounting for The Permanente Medical Group in Oakland, California. Mr. Whitney holds a B.S. in Accounting from California State University at Hayward, and is a Certified Public Accountant.

Kay Dashner joined the Company in 2005 as the Director of Human Resources and was promoted to Vice President, Human Resources in June 2008. Previously, she held various HR leadership positions in the retail, insurance and software industries, most recently at NetSuite from April 2005 to July 2005 and BMC Software, Inc. from March 1999 to April 2005. Ms. Dashner graduated from Santa Clara University with a B.S. in Management.

Philip B. Hawkins was appointed Vice President and Division Manager of Mobile Modular in November 2011. He previously served as Vice President and Division Manager of TRS-RenTelco from June 2007 to November 2011 and also held the role of Manager, Corporate Financial Planning and Analysis from June 2004 to June 2007. Mr. Hawkins was a Senior Business Analyst for Technology Rentals and Services (TRS), an electronics equipment rental division of CIT Technologies Corporation from December 2003 until TRS was acquired by the Company in June 2004. He previously served as Director of Portfolio Management and held other leadership roles with Dell Financial Services from April 1999 to December 2003. Mr. Hawkins received B.S. degrees in Accounting, Finance and Computer Information Systems from Arizona State University.

John P. Skenesky was appointed Vice President and Division Manager of TRS-RenTelco in November 2011. He previously served as the division’s Director of Sales and Product Management from June 2007 to November 2011 and Director of Operations and Product Management from June 2004 to June 2007. Mr. Skenesky joined the Company in 1995 and served in branch management and sales roles for the RenTelco division. Prior to joining the Company, Mr. Skenesky served in lab and product management roles at Genstar Rentals from 1991 to 1994. He also served in the United States Navy from 1984 to 1990 as an electronics technician on submarines. Mr. Skenesky received an M.B.A. from Texas Christian University in 2007.

Kristina VanTrease was appointed Vice President of the Company and Division Manager of Mobile Modular Portable Storage in June 2009. She previously served as Director of Corporate Development from July 2007 to June 2009. She joined the Company in 1992 and has served in corporate management roles as well as sales and management positions for the Company’s TRS-RenTelco division. Ms. VanTrease received a B.S. in Business Administration with a concentration in marketing from San Jose State University.

B. Michael Buckland was appointed Vice President and Division Manager of Adler Tank Rentals, LLC in June 2015. He previously served as Vice President of Adler Tank Rentals, LLC from December 2008 to May 2015. He joined the Company in 2006 and served in a leadership role within Mobile Modular, and also launched the Mobile Modular Portable Storage business in 2008. Prior to joining the Company, he held various management roles at Cintas Corporation from 1997 to 2006. In addition, he served in the U.S. Army as an Infantry and Military Intelligence officer from 1992 to 1997. Mr. Buckland received a B.S. in Social Science Education from Plymouth State University, and an M.B.A. from the University of Southern California.

Each executive officer of the Company serves at the pleasure of the Board of Directors.

Corporate Governance Overview

Our Board of Directors is committed to strong and effective corporate governance, and, as a result, it regularly monitors our corporate governance policies and practices to ensure compliance with applicable laws, regulations and rules, as well as the best practices.

Our corporate governance program features the following:

•	We have an independent Chairman of the Board of Directors;

•	All of our directors, other than our Chief Executive Officer, are independent;

•	All of our directors are up for re-election annually;

•

Each director attended at least 75% of the aggregate of the total number of Board meetings and total number of meetings of board committees on which such director served during the time he served on the Board or committees in 2015;

•	We have no shareholder rights plan in place;

•

Our Board committees regularly review and update, as necessary, the committee charters, which clearly establish the roles and responsibilities of each such committee, and such charters are posted on our website for review;

•	Our Board generally has an executive session among our non-employee and independent directors after every board meeting;

•	All of our Audit Committee members qualify as audit committee financial experts;

•	Our Board enjoys unrestricted access to the Company’s management, employees and professional advisers;

•	We have a code of business conduct and ethics that is reviewed regularly for best practices and is posted on our website for review;

•	We have a clear set of corporate governance guidelines that is reviewed regularly for best practices and is posted on our website for review;

•	We have no supermajority voting provisions in our charter documents;

•	We have a compensation recoupment policy;

•	Our insider trading policy prohibits hedging, pledging or shorting of our stock by all executive officers and directors;

•	None of our Board members is serving on an excessive number of public company boards;

•	Our Board performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations;

•

Our corporate governance documents do not contain a supermajority standard for the approval of a merger or a business combination, which transaction requires the affirmative vote of a majority of the outstanding shares; and

•	We have a stock ownership and holdback requirement to ensure that our executive officers remain aligned with the interests of the Company and our shareholders.

Director Independence

The Board of Directors has determined that the six non-employee directors on the Board of Directors, consisting of Messrs. Dawson, Hood, Smith, Stradford, and Zech and Ms. Fetter, are “independent” as defined in the listing standards of the NASDAQ Stock Market, regulations of the SEC and any other laws applicable to the Company. Mr. Kakures, as an executive officer of the Company, is not considered independent. In making these determinations, our Board of Directors considered transactions and relationships between each director and his or her immediate family and the Company and our subsidiaries, including those reported in the section below captioned “Certain Relationships and Related Transactions.” The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that such director is independent. As a result of this review, the Board of Directors affirmatively determined, based on its understanding of such transactions and relationships, that the six non-employee directors are independent of the Company and, therefore, a majority of the members of our Board of Directors is independent, under the applicable listing standards of the NASDAQ Stock Market.

Leadership Structure of the Board of Directors

Our Board of Directors is currently comprised of six independent directors and one management director. Our Corporate Governance Guidelines state that the Board of Directors should remain free to decide whether the Chairman and CEO positions should be held by the same person. This allows the Board of Directors to determine the best arrangement for the Company and its shareholders, given changing circumstances of the Company and the composition of the Board of Directors. Currently the positions are separated. Mr. Zech, our non-executive chairman, has extensive knowledge and experience in a similarly complex industry from his 27 years with GATX, has a significant understanding of the Company based on his 27 years on the Board of Directors, and has a solid relationship with the other directors and management. Mr. Kakures, our Chief Executive Officer, is a seasoned leader with over 33 years of management and operational experience in the Company, clearly understands and drives its strategic growth and interacts well with Mr. Zech and the other directors. We believe our current leadership structure is optimal at this time.

Meetings and Committees of the Board of Directors

During 2015, the Board of Directors met seven times. No director attended fewer than 75% of either (i) the total number of meetings of the Board of Directors held in 2015, or (ii) the total number of meetings of the committees of the Board of Directors held in 2015 on which he or she served. All seven directors then in office attended the 2015 annual meeting of shareholders. All directors are expected to attend the Annual Meeting. The standing committees of the Board of Directors currently consist of the Compensation Committee, the Audit Committee and the Corporate Governance and Nominating Committee.

Compensation Committee

The Compensation Committee held three meetings in 2015. The Compensation Committee currently consists of Messrs. Dawson, Smith and Stradford and Ms. Fetter; Mr. Dawson serves as its Chairman. The Board of Directors has determined that all current members of the Compensation Committee are “independent” as defined in the listing standards of the NASDAQ Stock Market, SEC regulations and any other laws applicable to the Company. In addition, the Board of Directors has determined that all current members of the Compensation Committee qualify as “non-employee directors” within the meaning of SEC Rule 16b-3 as promulgated under the Exchange Act, and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board of Directors adopted and approved a charter for the Compensation Committee, which was most recently amended and restated on February 23, 2016. A copy of this charter is posted on our website at www.mgrc.com under the Investor Relations section. The functions of the Compensation Committee, which are discussed in detail in its charter, are to (a) evaluate executive officer and director compensation policies, goals, plans and programs; (b) determine the cash and non-cash compensation of the executive officers of the Company; (c) review and oversee the Company’s equity-based and other incentive compensation plans for employees; (d) evaluate the performance of the Company’s executive officers; and (e) direct and review the production of any reports required by the applicable rules and regulations of the SEC.

Compensation decisions for the executive officers of the Company are made by the Compensation Committee. The Compensation Committee directs the Chief Executive Officer to develop the incentive compensation guidelines for the other executive officers and to recommend the incentive compensation bonuses for each of the other executive officers, subject to approval by the Compensation Committee. Compensation decisions for directors are made by the Board of Directors after recommendations by the Compensation Committee.

Audit Committee

The Audit Committee held five meetings in 2015. The Audit Committee currently consists of Messrs. Dawson, Hood, Zech and Ms. Fetter; Mr. Hood serves as its Chairman. After considering transactions and relationships between each member of the Audit Committee or his or her immediate family and the Company and its subsidiaries and reviewing the qualifications of the members of the Audit Committee, the Board of Directors has determined that all current members of the Audit Committee are “independent,” as defined in the listing standards of the NASDAQ Stock Market, SEC regulations and any other laws applicable to the Company. The Board of Directors has also determined that all current members of the Audit Committee are financially literate and have the requisite financial sophistication as required by the listing standards of the NASDAQ Stock Market. Furthermore, the Board of Directors has determined that Messrs. Dawson, Hood, Zech and Ms. Fetter each qualify as an Audit Committee financial expert, as defined by the applicable SEC rules, pursuant to the fact that, among other things, Mr. Hood was Chief Financial Officer at several public and private companies and was most recently the former Executive Vice President and Chief Financial Officer of Excite, Inc., Mr. Dawson was Chief Financial Officer at several public and private companies and is currently the Chief Financial Officer of Adamas Pharmaceuticals, Inc., Mr. Zech is the former Chief Executive Officer of GATX Corporation, Ms. Fetter was Chief Executive Officer at several public and private companies and was most recently the former President and Chief Executive Officer of Symmetricom, and in those respective capacities each has acquired the relevant experience and expertise and has the attributes set forth in the applicable rules as being required for an Audit Committee financial expert.

The Board of Directors adopted and approved a charter for the Audit Committee, which was most recently amended and restated on February 23, 2016. A copy of this charter is posted on our website at www.mgrc.com under the Investor Relations section. The functions of the Audit Committee, which are discussed in detail in its charter, are to (a) oversee the engagement, replacement, compensation, qualification, independence and performance of the Company’s independent auditors; (b) oversee the conduct of the Company’s accounting and financial reporting processes and the integrity of the Company’s audited financial statements and other financial reports; (c) oversee the performance of the Company’s internal accounting, financial and disclosure controls function; and (d) oversee the Company’s compliance with its policies and other legal requirements as such compliance relates to the integrity of the Company’s financial reporting. The Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee also oversees the preparation of a report for inclusion in our annual proxy statements and is charged with the other duties and responsibilities listed in its charter. The Audit Committee’s report is included in this Proxy Statement on page 56. The Audit Committee is a separately designated standing audit committee as defined in Section 3(a)(58)(A) of the Exchange Act.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee held one meeting in 2015. The Corporate Governance and Nominating Committee consists of Messrs. Hood, Smith, Stradford and Zech; Mr. Zech serves as its Chairman. Our Board of Directors has determined that all current members of the Corporate Governance and Nominating Committee are “independent,” as defined in the listing standards of the NASDAQ Stock Market, SEC regulations and any other laws applicable to the Company.

The Board of Directors adopted and approved a charter for the Corporate Governance and Nominating Committee, which was most recently amended and restated on February 23, 2016. A copy of this charter is posted on our website at www.mgrc.com under the Investor Relations section. The functions of the Corporate Governance and Nominating Committee, which are discussed in detail in its charter, are to assist the Board of Directors in all matters relating to (a) the establishment, implementation and monitoring of policies and processes regarding the recruitment and nomination of candidates to the Board of Directors and committees of the Board of Directors; (b) the review and making of recommendations to the Board of Directors regarding the composition and structure of the Board of Directors and committees of the Board of Directors; (c) the development, evaluation and monitoring of the Company’s corporate governance processes and principles; (d) the development and implementation of, and monitoring of compliance with, the Company’s Code of Business Conduct and Ethics and making recommendations to the Board of Directors of revisions to the Code of Business Conduct and Ethics from time to time as appropriate; and (e) the administration of the Board of Directors’ annual self-evaluation process and the sharing of the results thereof with the Board of Directors for discussion and deliberation.

The Role of the Board of Directors in the Oversight of Risk

While Company management is primarily responsible for managing risk, the Board of Directors and each of its committees plays a role in overseeing the Company’s risk management practices. The full Board of Directors is ultimately responsible for risk oversight, and it discharges this responsibility by, among other things, receiving regular reports from Company management concerning the Company’s business and the material risks facing the Company. Each of the Board’s committees also plays a role in risk oversight as follows:

Audit Committee. Under its charter, the Audit Committee plays a key role in the Board of Directors’ risk oversight process. The Audit Committee’s duties include discussing the Company’s guidelines and policies with respect to risk assessment and risk management with Company management and the Company’s independent auditors. The Audit Committee also receives regular reports from Company management and discusses with management the steps taken to monitor and control risk exposures. In addition, the Audit Committee reviews all of the Company’s quarterly financial reports, including any disclosure therein of risk factors affecting the Company and its businesses. The Audit Committee regularly receives reports from, among others, the Company’s Chief Financial Officer, Principal Accounting Officer, and its Compliance Officer. The Audit Committee provides regular reports to the full Board of Directors on its risk oversight activities and any issues identified.

Compensation Committee. Under its charter, the Compensation Committee reviews with its independent compensation consultant and management, as appropriate, the Company’s compensation and succession plans, policies and practices. The Compensation Committee also sets performance goals under the Company’s annual bonus and long-term incentive plans. In setting the performance targets and overseeing the Company’s compensation plans, policies and practices, the Compensation Committee considers whether such plans, policies and practices are confluent with the long-term interests of the Company’s shareholders. The Compensation Committee also considers risks that may be created and whether any such risks are reasonably likely to have a material adverse impact on the Company. The Compensation Committee considers the overall mix of compensation for all employees as well as the various risk control and mitigation features of its compensation plans, including appropriate performance measures and targets and incentive plan payout maximums. The Compensation Committee provides regular reports to the full Board of Directors on the Company’s compensation plans, policies and practices and the Compensation Committee’s oversight of compensation-related risks.

Corporate Governance and Nominating Committee. Under its charter, the Corporate Governance and Nominating Committee is responsible for, among other things, developing and recommending to the Board of Directors a set of effective corporate governance guidelines and procedures designed to assure compliance with applicable governance standards. The Corporate Governance and Nominating Committee provides regular reports to the Board of Directors.

Through the activities of the Audit, Compensation and Corporate Governance and Nominating Committees, as well as the full Board of Directors’ interactions with management concerning the Company’s business and the material risks that may impact the Company, the independent directors on the Board of Directors are able to monitor the Company’s risk management process and offer critical insights to Company management.

Qualifications of Directors and Assessment of Diversity

The Corporate Governance and Nominating Committee will consider for nomination all bona fide candidates proposed by management or shareholders and will nominate directors that it believes will serve the best interests of the Company and its shareholders. Candidates must have the education, business or organizational experience and skills that will enable them to excel in carrying out their responsibilities on the Board of Directors. Candidates must possess and have demonstrated in professional endeavors the highest personal and professional ethics, integrity and values, and be committed to representing the long-term best interests of shareholders. Further, candidates must have an inquisitive and objective perspective, practical wisdom and mature judgment, and be willing and able to challenge management in a constructive manner. Candidates will also be judged on their ability to work in a collegial manner with a sense of common purpose, energy, industry knowledge, business sense and trust with other members of the Board of Directors and management, as one group acting in unison to solve difficult problems as they may arise. The candidate’s specific knowledge of the Company, its markets, and its strategy will also be considered.

When evaluating candidates, the Corporate Governance and Nominating Committee considers the diversity of the backgrounds, experience and skills of the current directors on the Board of Directors, including their gender, age, ethnic and cultural backgrounds, the long-term needs of the Company based on its strategic direction and responsible succession planning for all Board positions, and selects the candidates who will provide the most value to the Board of Directors, management and shareholders. The Corporate Governance and Nominating Committee assesses the effectiveness of its policy regarding diversity as part of the annual self-evaluation process.

The Board of Directors’ recommendations for inclusion in the slate of directors at an annual or special meeting of shareholders, or for appointment by the Board of Directors to fill a vacancy, are based on its determination, after reviewing recommendations from the Corporate Governance and Nominating Committee, as to the suitability of each recommended individual.

Director Nomination Process

Continuing Directors

The Corporate Governance and Nominating Committee will apply its director candidate selection criteria described above, including a director’s past contributions to the Board of Directors, prior to recommending a director for re-election to another term. Directors may not be re-nominated annually as a matter of course. Once the Corporate Governance and Nominating Committee evaluations are completed and the Corporate Governance and Nominating Committee has considered all other potential director candidates, it recommends the best slate of candidates for approval by the full Board of Directors.

New Directors

Generally, once a need to add a new member to the Board of Directors is identified, the Corporate Governance and Nominating Committee will initiate a search by working with staff support, seeking input from members of the Board of Directors and senior management and hiring a consultant or search firm, if necessary.

After a slate of possible candidates is identified, certain members of the Corporate Governance and Nominating Committee, other members of the Board of Directors and senior management have the opportunity to interview the prospective candidate(s). The remaining members of the Board of Directors who do not interview the prospective candidate(s) are kept informed. After completing its selection process, the Corporate Governance and Nominating Committee ultimately determines and recommends the best candidate(s) for approval by the full Board of Directors.

A description of the procedure to be followed by security holders in submitting director recommendations is set forth in “Shareholder Recommendations for Membership on our Board of Directors” below. The director candidate selection criteria will be equally applied to both continuing directors and shareholder-submitted director candidates.

Director Compensation

Our Compensation Committee periodically seeks input from independent compensation consultants on a range of external market factors, including evolving compensation trends, appropriate peer companies and market survey data. The Compensation Committee reviews non-employee director compensation every two years. In October 2014, our Compensation Committee retained Pearl Meyer to conduct a review and analysis of our current non-employee director compensation program to be considered by the Compensation Committee in establishing the two-year 2015-2016 compensation review cycle remuneration levels for our non-employee directors.

The 2015-2016 compensation described below was approved by the Board of Directors based on Pearl Meyer’s analysis and recommendations of the Compensation Committee. For a more complete description of the methodologies used by our compensation consultants, and the Compensation Committee, please refer to “Compensation Consultant and Peer Group Selection” on page 24 of this Proxy Statement.

For 2015, each non-employee director of the Company was compensated for his or her services as a director with an annual retainer of $42,000. In addition to the annual retainers, the Chairs of the Board of Directors, Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee received additional annual retainers of $20,000, $20,000, $14,000 and $9,000 respectively. Each other member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee received annual retainers of $8,000, $6,000 and $4,000 respectively. Members of the Board of Directors do not receive additional compensation for attending Board or committee meetings. All non-employee directors are reimbursed for expenses incurred in connection with attending Board of Directors or committee meetings. Mr. Kakures receives no additional compensation for his services as a director.

Since director compensation is reviewed every two years, each non-employee director of the Company will receive the same cash compensation as described in the paragraph above for their service on the Company’s Board and its committees in the 2016 fiscal year. Any non-employee director not serving on the Board of Directors for the full calendar year will receive prorated compensation based on that portion of the year in which he or she served. These annual retainers are included in the 2015 Director Compensation Table below.

In addition to cash compensation, each of the non-employee directors of the Company has historically received an annual Restricted Stock Unit (“RSU”) equity grant denominated as a fair value and then converted to shares rounded to the nearest 100 at the date of grant. Based on Pearl Meyer’s analysis, the Compensation Committee recommended and the Board of Directors approved the fair value of the 2015 equity grant of approximately $95,000. On March 2, 2015, the Board of Directors granted each non-employee director RSUs under the 2007 Plan for 3,000 shares of the Company’s Common Stock with a vesting date of April 1, 2016. Each of these grants represented an equivalent total equity compensation of $95,970, based on the NASDAQ Stock Market close price of $31.99 on March 2, 2015. The total equity compensation values can fluctuate slightly each year due to rounding. These 2015 RSU grants are included in the 2015 Director Compensation Table below.

On February 29, 2016, the Board of Directors granted each non-employee director RSUs under the 2007 Plan for 3,900 shares of the Company’s Common Stock with a vesting date of April 1, 2017. Each of these grants represented an equivalent total equity compensation of $95,940 based on the NASDAQ Stock Market close price of $24.60 on February 29, 2016. The total equity compensation values can fluctuate slightly each year due to rounding. These 2016 RSU grants will be included in the 2016 Director Compensation Table in next year’s Proxy statement.

The table below summarizes the compensation paid by the Company to its non-employee directors for the fiscal year ended December 31, 2015.

2015 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
William J. Dawson	$64,000	$95,970	$0	$159,970

Elizabeth A. Fetter	$56,000	$95,970	$0	$151,970

Robert C. Hood	$66,000	$95,970	$0	$161,970

M. Richard Smith	$52,000	$95,970	$0	$147,970

Dennis P. Stradford	$52,000	$95,970	$0	$147,970

Ronald H. Zech	$79,000	$95,970	$0	$174,970

(1)	On March 2, 2015, Messrs. Dawson, Hood, Smith, Stradford and Zech and Ms. Fetter each received RSUs for 3,000 shares of the Company’s Common Stock with a vesting date of April 1, 2016. Each such amount listed represents the RSU fair value of each grant on the grant date based on the NASDAQ Stock Market close price of $31.99 on March 2, 2015.

Director Stock Ownership

The Board of Directors believes that, in order to align the interests of directors and shareholders, directors should have a significant financial (equity) stake in the Company. Each director has a target ownership level of 5,000 shares of Common Stock to be achieved by each director within five years of joining the Board of Directors or as soon thereafter as practicable. In evaluating whether the Common Stock value ownership guideline has been met, all Common Stock owned and 50% of the value (market price less stock option exercise price) of all vested unexercised stock options is considered. As of April 12, 2016, all directors were in compliance with the stock ownership requirements.

Director Annual Evaluation

It is important to the Company that the Board and its committees are performing effectively and in the best interests of the Company and its shareholders. The Board performs an annual self-assessment, led by the Chair of the Corporate Governance and Nominating Committee to evaluate its effectiveness in fulfilling its obligations. As part of this annual self-assessment, directors are able to provide feedback on the performance of other directors. The Chair of the Corporate Governance and Nominating Committee then follows up on this feedback and takes such further action as he deems appropriate.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

Overview

2015 proved to be a challenging year. Our historically largest earnings engine and still recovering modular division partially offset significant weakness in our crude oil sensitive liquid and solid containment rental business, as well as a markedly slower communications test equipment environment in our electronics division. As a result of these cyclical factors, we did not achieve all of our financial goals. However, we are steadfast in our belief we have four great rental businesses that over time will produce growth in earnings, share value and dividends. The Company’s balance sheet remains strong with low leverage compared to our peers in the business-to-business rental industry. Early in 2016 we renewed our $420 million credit facility with a syndicate of banks through March 31, 2021. We continue to believe the Company is well-positioned to execute on our long-term strategic objectives.

During 2015, we continued to selectively invest in rental assets and infrastructure in support of our portfolio of rental businesses as we focused on growing market share and optimizing our operating metrics. In support of that focus, we adjusted one component of the executive officers’ profitability cash bonus plan placing more emphasis on the rate of return achieved on rental assets to include both rental and sales margins. We also significantly increased the weighting of this particular profitability component.

Throughout 2015, our executive management team members continued to build increasingly capable leadership groups in support of a larger McGrath RentCorp and long-term shareholder value growth. In 2010, the Company began to annually grant an equal mix of stock appreciation rights (“SARs”) and restricted stock units (“RSUs”) respectively, between personal merit / service-based awards and three-year profitability performance-based awards. At the core of our programs to grant SARs and RSUs to our key employees is a strong belief that these equity-linked vehicles allow us to recruit and retain key employees and align their interests with those of our shareholders. Due to a variety of factors, the recipients of many of these equity grants awarded since 2012 have not realized any or only a minor benefit to date. As a result of these dynamics, in an effort to retain key managers, solidify leaders in newly promoted positions, and to continue to build senior leader equity positions, the Company issued all personal merit/service-based SARs to all recipients on its 2016 annual equity grant date. As we do each year, we will continue to reevaluate our forms of equity and consider the most appropriate grant approach, including the mix of personal merit / service-based SARs versus profitability performance-based RSUs.

At the 2015 Annual Meeting, proposals for election of the currently nominated directors, ratification of the independent auditors, and the advisory vote on executive compensation all passed with a plurality greater than 99% of shareholders who voted. We thank you for your confidence in our stewardship.

Executive Compensation Practices at a Glance

We strive to have compensation programs that serve to attract and retain our best people, align the interests of our employees with that of our shareholders by focusing incentive compensation on pay for performance, and at the same time assure good corporate governance. Over the years, always with a focus on enhancing long-term shareholder value, we have implemented many changes including using SARs and RSUs with longer term targets, stock ownership guidelines, a compensation recoupment policy, a risk-hedging policy, change in control arrangements, limited perquisites, net settlement features in equity grants to reduce the effect of dilution, and setting realistic stretch targets specifically focused on our rental industry metrics.

What We Do	What We Do Not Do

Pay for Performance under Our Bonus Plan: We link pay to performance and shareholder interests by establishing an annual bonus plan based on financial metrics and personal annual priorities established in advance by the CEO and/or the Compensation Committee.

Performance-Based Long Term Incentive Compensation: The restricted stock units granted to our executive officers have performance-based vesting subject to goals associated with EPS or EBIT performance of specified divisions within the Company.

Compensation Recoupment Policy: The policy may require an executive officer in the event of a financial restatement to reimburse the Company with respect to any incentive compensation (including cash and equity awards) received during the past three years.

Capped Incentives under Our Annual Bonus Plan: Bonuses under our annual bonus plan are capped for our executive officers, which cap is tied to their base salary for the relevant year.

Equity Awards Generally Five-Year Vesting: All of our equity award grants to our executive officers are subject to a five-year vesting schedule.

Stock Ownership and Holdback Guidelines: Our executive officers are subject to stock ownership and holdback guidelines.

Compensation Committee Independence and Experience: The Compensation Committee is comprised solely of independent directors who have extensive experience.

Thorough Compensation Risk Assessment: The Compensation Committee conducts a comprehensive assessment of the Company’s executive compensation programs every two years to ensure prudent risk management.

Independent Compensation Advisor: The Compensation Committee has the authority to select and engage its own independent advisor.

No “Single Trigger” Change of Control Payments: We do not have “single trigger” severance payments owing solely on account of the occurrence of a change of control event.

No Guaranteed Bonuses: We do not provide guaranteed minimum bonuses or uncapped incentives under our annual bonus plans.

No Nonqualified Defined Contribution or Other Deferred Compensation Plan: We do not have any such plans.

No Re-Pricing of Equity Awards: Our equity plans prohibit repricing of equity awards without shareholder approval.

No Special Perquisites or Retirement Benefits: We do not provide special perquisites or retirement benefits to our executive officers that are not generally made available to all of our employees except that any executive officer employed with the Company for at least 20 years may remain on the Company’s health insurance policy after retiring if he or she pays 100% of the premiums.

No Tax Gross-Ups: We do not provide tax gross-ups.

No Hedging in Company Securities: Our executive officers and directors are prohibited from engaging in any hedging transaction with respect to company equity securities.

No Pledging of Company Securities: Our executive officers and directors are prohibited from engaging in any pledging transaction with respect to company equity securities.

The following sections describe all features of our executive compensation in more detail. In addition, this year’s disclosure includes more details of our profitability goals and results for further clarity.

Compensation Philosophy and Objectives

The purpose of the Company’s executive compensation program is to attract and retain exceptional managerial talent and to reward performance by establishing measurable objectives to drive future performance, thus aligning our executive officers’ interests with those of our shareholders. We believe the most effective compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals of the Company. Our primary objective is to align our executive officers’ interests with the interests of our shareholders by rewarding achievement of established goals that contribute to increased long-term shareholder value. To that end, part of our executive officers’ compensation is directly tied to identifiable, objective goals by which performance can be measured. In addition, in structuring our executive compensation program, we set the compensation of our executive officers to be competitive relative to the compensation paid to similarly situated executives of our peer group companies and the broader general market.

Advisory Vote on Executive Compensation

At the 2015 Annual Meeting, 99.4% of the shares of Common Stock represented and voting on the advisory vote on executive compensation proposal were in favor of our named executive officer compensation as disclosed in our 2015 proxy statement. The Board of Directors and Compensation Committee reviewed these final vote results and determined that given the significant level of support, our executive compensation policies and decisions discussed in the Compensation Discussion and Analysis were appropriate to achieve our objectives.

We believe that it is important for our shareholders to have an opportunity to vote on executive compensation on an annual basis. The advisory vote provides shareholders with the opportunity to express their views regarding our executive compensation philosophy, policies, programs, and decisions, as disclosed in our proxy statement for the applicable year. Our Board of Directors and Compensation Committee value the opinions of our shareholders, and to the extent there is any significant vote against our compensation practices for executive officers, we will consider our shareholders’ concerns and assess whether any actions should be taken. In addition to our annual advisory votes on executive compensation, we are committed to ongoing engagement with our shareholders on executive compensation and corporate governance issues. These dialogue opportunities take place throughout the year through meetings, telephone calls and correspondence involving our senior management, directors and representatives of our shareholders. We appreciate and welcome the support and feedback from our shareholders on these critical compensation topics as we seek to ensure we attract and retain the best leadership, reward measurable performance, and maximize shareholder value.

Accordingly, our Board of Directors recommends that you vote FOR Proposal 4 at the Annual Meeting. For more information, see “Proposal 4—Non-Binding Advisory Vote To Approve the Compensation of the Company’s Named Executive Officers” in this Proxy Statement.

Executive Compensation Program Design

The Compensation Committee has the responsibility for establishing, implementing and continually monitoring the compensation of the Company’s executive officers. The Committee oversees and approves the design of the executive compensation program to ensure that the total compensation paid to our executive officers is fair, reasonable, competitive, and is aligned with the goals and objectives of the Company. For the fiscal year ended December 31, 2015, the principal components of compensation for executive officers were:

1.	Annual base salary;

2.	Non-equity annual performance-based incentive compensation (“Annual Bonus”) pursuant to the Non-Equity Performance-Based Incentive Plan (the “Bonus Plan”);

3.	Long-term equity incentive compensation;

4.	Double trigger change in control severance benefits; and

5.	Involuntary termination severance policy.

The Compensation Committee determined that these four elements, with a significant percentage of total compensation allocated to “at-risk” performance-based incentives, best align the interests of our executive officers with our shareholders and achieve our overall goals for executive compensation. The Annual Bonus rewards achievement of annual incentive goals and the long-term equity incentive compensation rewards achievement of long-term growth in shareholder value and sustained financial health of the Company. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Committee reviews relevant market compensation data from its compensation consultant and other sources, and uses its judgment to determine the appropriate level and mix of incentive compensation on an annual basis.

Compensation Consultant and Peer Group Selection

The Compensation Committee periodically seeks input from its outside compensation consultant on a range of external market factors, including evolving compensation trends, appropriate peer companies and market survey data. In October 2014, the Committee retained Pearl Meyer to conduct a review and analysis of our current compensation program to be considered by the Committee in establishing the 2015-2016 compensation levels for our non-employee directors and executive officers. After consideration of several factors relating to the independence of Pearl Meyer, including those guidelines set forth in the NASDAQ listing standards, the Committee determined that Pearl Meyer is independent.

In late 2014, Pearl Meyer provided an analysis with relevant market data and alternatives to consider when making compensation decisions for our non-employee directors and executive officers. The analysis compared each element of total compensation against a peer group of publicly-traded companies. The Compensation Committee primarily used this peer group in 2015 and 2016 for purposes of assessing our total compensation program. Accordingly, we refer to this peer group as the “2015-2016 Compensation Peer Group.” We believe that the 2015-2016 Compensation Peer Group consisted of companies against which we competed for recruiting and retaining qualified line and staff executives and independent non-employee directors. In selecting the Compensation Peer Group, the Committee also sought to comply with best practice parameters by including companies in a similar industry or geography and with similar financial metrics, such as revenue, market capitalization and net income. These selected companies consisted of a combination of primarily technology companies of comparable size based in the San Francisco Bay Area, business services companies, and national rental, leasing and equipment finance companies. Based on the competitive landscape for attracting and retaining qualified executive officers and board members, particularly in the San Francisco Bay Area where the Company’s corporate offices and Northern California operational center are located, the Committee gave appropriate consideration and weighting to the subset of San Francisco Bay Area-based technology companies within the 2015-2016 Compensation Peer Group. The Committee generally targets the total compensation for our non-employee directors and executive officers at or slightly above the median (the 50th percentile) of compensation paid to similarly situated executives of the companies in the applicable year’s compensation peer group.

Other factors were also taken into consideration when determining executive officer remuneration levels, including:

1)	Divisional size (revenues or earnings) contribution to Company-wide results relative to other divisions.

2)	Divisional business complexity relative to other divisions of the Company.

3)	Stature / experience of executive officer in role relative to market comparisons.

4)	Geographic location of executive officer and relative market comparisons.

5)	Definition and extent of responsibilities of executive officer role by the Company versus peer group sources.

6)	Divisional leadership transition or new business initiatives.

7)	Appropriate weighting or relativeness of different peer group sources.

8)	Other factors the Committee may deem appropriate.

The companies comprising the 2015-2016 Compensation Peer Group are as follows:

Aircastle LTD.	CAI International, Inc.	Coherent Inc.

Electro Rent Corp.	Electronics for Imaging, Inc.	General Finance Corporation

H&E Equipment Service, Inc.	Integrated Device Technologies, Inc.	Integrated Silicon Solution Inc.

Micrel Inc.	Mobile Mini Inc.	Monolithic Power Systems, Inc.

Power Integrations, Inc.	Synaptics, Inc.	TAL International Group, Inc.

Willis Lease Finance Corp.

Process of Setting and Approving Executive Compensation; Role of Chief Executive Officer

The Compensation Committee approves annual compensation levels and equity awards to all of our executive officers. The process is described below:

1.    The Committee reviews an independent compensation consultant’s analysis (performed every other year) to evaluate for each executive officer (1) a target total compensation amount, (2) the appropriate allocation of base salary, annual bonus and long-term equity incentive compensation, (3) risk of any compensation element that could have an adverse impact on the Company, and (4) if there should be any change to the forms of compensation to better align our executive officers’ interests with those of our shareholders.

2.    For the Chief Executive Officer, the allocation of base salary, annual bonus and long term equity incentive compensation and the applicable performance target levels are determined by the Committee, in consultation with the Chairman of the Board of Directors and separately with all of the independent directors. The Chief Executive Officer has no role in setting his compensation.

3.    For the other executive officers, the Chief Executive Officer recommends the allocation of base salaries, annual bonuses and long-term equity incentive compensation, and the applicable performance target levels for each of the other executive officers. These recommendations are presented to the Committee for the Committee’s consideration and, if appropriate, approval.

4.    Shortly after the end of the year, the Chief Executive Officer reviews the performance of each executive officer (other than himself) against his or her established personal objectives for the year and general management responsibilities. The conclusions reached and recommendations based on these reviews are presented by the Chief Executive Officer to the Committee for consideration. The Committee exercises its discretion in modifying any recommended adjustments or awards. The Committee then approves, as presented or modified, all compensation for these executive officers.

5.    Shortly after the end of the fiscal year, the Committee reviews the Chief Executive Officer’s performance. The Committee then determines, based on the market data and the Chief Executive Officer’s performance, and after consultation with the Chairman of the Board of Directors and separately with all independent directors, the compensation of the Chief Executive Officer.

2015 Executive Compensation Elements

Annual Base Salary

The Company provides its executive officers and other employees with a base salary to compensate them for services rendered in the fiscal year. Base salary ranges for executive officers are determined for each executive based on his or her position using the following criteria:

1.	Market data provided by our independent consultant;

2.	Internal review of each executive’s compensation, both individually and relative to other executive officers; and

3.	Individual performance of each executive.

Salary levels are typically considered as part of the Company’s performance review process on an annual basis as well as upon promotion or other change in job responsibility. Merit increases to salaries of each executive officer are based on the Chief Executive Officer and Committee’s assessment of the individual’s performance in his or her annual performance.

2015 and 2016 Annual Base Salary

The table below sets forth the annual base salary of each of our named executive officers in 2015. Based on the performance results of 2015, the outlook for the Company in 2016, the analysis conducted by the Committee’s consultant, and the CEO’s input for executive officers other than himself, the Committee considered and approved the increased base salaries for the named executive officers in 2016 also shown in the table below.

Name	2015 Base Salary	2016 Base Salary
Dennis C. Kakures	$550,000	$567,000
Joseph F. Hanna	$358,000	$375,000
Keith E. Pratt	$358,000	$368,000
Philip B. Hawkins	$242,000	$250,000
Randle F. Rose	$275,000	$283,000

Non-Equity Performance-Based Incentive Compensation

The Bonus Plan is comprised of two components. The first component compensates the executive for his or her efforts leading to the Company’s success at meeting its annual profitability goals. The second component measures the executive officer’s success at accomplishing his or her personal annual priorities. These two components are used to assure an emphasis on annual profitability and to define each executive officer’s specific role with measurable goals to achieve annual and long-term increases in shareholder value. The weighting of these two components varies depending on the individual executive officer’s ability to influence profitability; however, generally the profitability component is approximately two-thirds of the total so as to better align compensation with total shareholder return.

Component 1—Profitability:

Most of our executive officers are eligible to earn a cash bonus tied to the Company’s success at meeting certain annual profitability goals. The profitability goal of the Company for most of its executive officers (including four of its named executive officers) has three components—approximately 60% is based on the Company’s pre-tax income (“PTI”), 25% is based on the Company’s return on rental equipment pool (“RREP”) and 15% is based on total Company sales, general and administrative expenses (“TSGA”) in relation to overall Company revenue.

The profitability goal for a Vice President & Division Manager will vary by division; however, in most cases (including one of the Company’s named executive officers, Mr. Hawkins, who holds a divisional officer position), it is based 55% on his or her respective divisional EBIT (“DEBIT”) profitability, 30% on divisional RREP (“DRREP”) and 15% on divisional sales, general and administrative expenses (“DSGA”) in relation to divisional revenue.

PTI and TSGA are calculated from results reported on the Company’s income statement. RREP is calculated by taking gross profit on rents and subtracting direct SG&A, then adding gross profit on used sales, dividing the result by the monthly average original acquisition cost of equipment (including held-for-resale equipment and accessories).

The Company believes these are the most appropriate metrics to support the long-term financial health of the Company. We use a collaborative process between our Chief Executive Officer, Chief Financial Officer and various other executive officers to determine the annual profitability goal for each of the executive officers of the Company, which goals are then recommended to the Committee. The Committee then reviews each executive officer’s compensation history and performance before determining final levels for such profitability goals.

The annual profitability goals for each division and the Company are established at the beginning of each fiscal year based upon a “realistic stretch” philosophy. The Company’s management determines the potential annual financial performance for each division and the Company based upon its outlook for the opportunity levels in the markets in which it operates, strategic and tactical initiatives and other key factors and special circumstances, applying a “realistic stretch” view to what potentially can be accomplished. We expect that although it would take a significant amount of effort on the part of each individual, 100% of the target annual profitability level can be achieved for the year. We assume any amount in excess of the target annual profitability goal would be difficult to achieve without extraordinary effort or the occurrence of significant and unforeseen changes in the competitive landscape. Each executive officer has a designated percentage of base salary for the calendar year that can be earned for achieving 100% of his or her respective annual profitability goal. For levels achieved between 80% and 99% of the profitability goal, a rapidly reducing scale is utilized to determine bonus percentage amounts of base salary as shown in the table below.

% of Profitability Goal Achieved	% of Total Profitability Goal Bonus Monies Available
100%	100%
98%	90%
96%	80%
94%	70%
92%	60%
90%	55%
89%	50%
88%	45%
87%	40%
86%	35%
85%	30%
84%	25%
83%	20%
82%	15%
81%	10%
80%	5%

No amount under the Bonus Plan is paid for levels below 80% achievement of the PTI, RREP, DEBIT or DRREP profitability components. There is zero payout potential for achievement below 100% of the TSGA and DSGA components. For each 1% increase achieved above 100% of the profitability goals an additional 2% of base salary is awarded, multiplied by the individual profitability component factor. The maximum overage percentage of base salary that can be earned by an executive officer cumulatively for all profitability goals is the individual executive officer’s maximum profitability percentage at 100% of achievement of the goal, as listed below for the named executive officers under “Bonus Plan Percentages,” so that the maximum he or she can earn is two times the target bonus percentage for profitability.

Component 2—Personal Annual Priorities:

The second component for the Bonus Plan measures each executive officer’s success at accomplishing his or her personal annual priorities. Final determination of the personal annual priorities for each executive officer rests with the Chief Executive Officer (other than the personal annual priorities of the Chief Executive Officer, which are determined by the Compensation Committee, after consultation with the Chairman of the Board of Directors and separately with all independent directors). These personal annual priorities are measured periodically throughout the year and paid annually, using a collaborative process between the Chief Executive Officer or a Senior Vice President and each executive officer. The personal annual priorities generally are comprised of a maximum of four items deemed to be the most critical priorities that require action to be taken for the current evaluation period. Each priority is weighted according to (1) the critical nature of the priority relative to other priorities, and (2) the amount of time and effort involved in accomplishing the priority relative to other priorities.

Listed below under “Bonus Plan Percentages” is a schedule identifying each named executive officer and the percentage amounts of base salary for the calendar year 2015 that could have been earned under this component for achieving a 100% rating for all personal priorities. In the event of outstanding achievement under an individual personal annual priority, an executive officer may receive up to a maximum score of 125%. Although infrequent, it is possible for an executive officer to achieve 125% in each of his or her personal annual priorities. Each personal annual priority goal represents a challenge and complete success is not always solely in the control of the executive officer. There are factors that may affect the outcome, including changes in market conditions and unanticipated variables. Each personal annual priority is measured and the overall weighted average of achievement for all personal annual priorities is multiplied by the total percentage of base salary allotted to personal annual priorities available to each executive officer. The Committee annually uses its discretion to allocate specific percentages of profitability and personal annual priorities for each executive officer.

Bonus Plan Percentages:

Based on each named executive officer’s performance results in 2014, the outlook for the Company in 2015, the analysis conducted by the Compensation Committee’s consultant, and the CEO’s input for executive officers other than himself, the Committee considered and approved the bonus plan percentages for the profitability goal and the personal annual priorities components in 2015 for the named executive officers as shown in the table below (which includes percentages applicable if the target is met for each goal, as well as the maximum percentages applicable if the target is exceeded for each goal).

Name	Profitability (at 100% of Achievement)	Maximum Profitability (at maximum overage percentage)	Personal Annual Priorities (at 100% of Achievement)	Maximum Personal Annual Priorities (at 125% of Achievement)	Total Annual Bonus (at 100% of Achievement)	Maximum Annual Bonus

Dennis C. Kakures	60.00%	120.00%	25.00%	31.25%	85.00%	151.25%

Joseph F. Hanna	45.00%	90.00%	20.00%	25.00%	65.00%	115.00%

Keith E. Pratt	40.00%	80.00%	20.00%	25.00%	60.00%	105.00%

Philip B. Hawkins	40.00%	80.00%	20.00%	25.00%	60.00%	105.00%

Randle F. Rose	20.00%	40.00%	30.00%	37.50%	50.00%	77.50%

Based on each named executive officer’s performance results in 2015, the outlook for the Company in 2016 and the CEO’s input for executive officers other than himself, the Compensation Committee determined the Bonus Plan Percentages described above were appropriate for 2016.

Under the terms of the Bonus Plan, in the event of a named executive officer’s termination with the Company, voluntarily or involuntarily, with or without cause, which occurs prior to the end of the fiscal year, his or her cash bonus is prorated accordingly and distributed to that named executive officer upon termination.

2015 Goals and Results:

The Company’s 2015 annual profitability goals for PTI, RREP and TSGA were $80,352,000, 7.4% and $105,105,000 respectively. Results achieved for PTI, RREP and TSGA were 82.6%, 86.5% and 104.9% respectively. Mr. Hawkins had division specific goals for DEBIT, DRREP and DSGA which were $24,301,000, 3.3% and $24,528,000. Actual division achievement for DEBIT, DRREP and DSGA was 113.3% , 109.7% and 101.3% respectively. Therefore, based on the terms of the 2015 Bonus Plan, total profitability goal bonus amounts earned for each of Messrs. Kakures, Hanna, Pratt, Hawkins and Rose were $117,949, $63,695, $56,759, $152,950 and $24,924 respectively.

Mr. Kakures achieved 73.4% of his 2015 personal annual priorities goals, consisting of managing strategic growth initiatives, modular, tank and portable storage divisional plan execution, and other strategic and tactical initiatives. Mr. Hanna achieved 85.3% of his 2015 personal annual priorities goals, consisting of achieving the portable storage division growth plans and improvement of operating metrics within the tank and modular divisions. Mr. Pratt achieved 88.8% of his 2015 personal annual priorities goals, consisting of improvement of tank division credit and collection performance, improvement of the modular division’s operating profits, and other strategic and tactical initiatives. Mr. Hawkins achieved 103% of his 2015 personal annual priorities goals, consisting of improvement on divisional operating metrics, specifically close ratios and rental rates, enhanced focus of divisional safety initiatives and results and process related organizational discipline. Mr. Rose achieved 80% of his 2015 personal annual priorities goals, consisting of real estate growth initiatives, security, acquisitions, corporate policies and compliance, IT system enhancements and cost control, and continued focus on Company environmental, health and safety initiatives and results. Consequently, each of Messrs. Kakures, Hanna, Pratt, Hawkins and Rose received $104,348, $63,322, $65,891, $51,645 and $68,442 respectively, based on the achievement of 2015 personal annual priorities goals.

The Annual Bonus amounts under the Bonus Plan paid to each of the named executive officers are listed in column (g) in the “Summary Compensation Table” on page 35 of this Proxy Statement.

Long-Term Incentive Compensation

In 2010, the Compensation Committee adopted an approach to grant equity awards in a mix of stock appreciation rights (“SARs”) and restricted stock units (“RSUs”) split equally between personal merit/service-based equity awards (SARs) and performance-based awards (RSUs). The goal was to increase the employee’s focus on longer-term financial performance targets, decrease the share dilution impact of equity grants, and increase the likelihood of employees holding more shares over time.

For designated employees, including executive officers, the standard approach approved by the Committee was to grant 50% of the equity value to be granted as SARs and 50% of the equity value to be granted as RSUs. SARs vest over five (5) years and in effect are merit/service-based equity remuneration. RSUs are earned based upon achievement of a three-year cumulative EPS goal for all corporate employees/officers, and achievement of a three-year cumulative division EBIT (DEBIT), or division rental revenue (DRR) target for employees/officers of a specific division. Having each divisional officer’s performance tied directly to his or her respective division’s performance allows for that officer to be measured with diminished influence, positive or negative, of any other division’s performance. RSUs vest 60% upon meeting the EPS/DEBIT/DRR target at the end of year three with subsequent vesting of 20% per year over the next two years for the remainder of the RSUs.

Consistent with the Company’s Equity Granting Policy, as described under that heading below, in March 2015, designated employees, including executive officers, received equity grants, the amounts of which that were granted to our named executive officers are listed in the “2015 Grant of Plan-Based Awards” table on page 36 of this Proxy Statement.

Due to a variety of factors, the recipients of many of the equity grants awarded since 2012 have not realized any or only a minor benefit to date. As a result of these dynamics, in an effort to retain key managers, solidify leaders in newly promoted positions, and to continue to build senior leader equity positions, the Company issued all personal merit/service-based SARs to all recipients on its 2016 annual equity grant date. As we do each year, we will continue to reevaluate our forms of equity and consider the most appropriate grant approach, including the mix of personal merit / service-based SARs versus profitability performance-based RSUs.

When making annual executive officer equity grants, we first establish a dollar value of the total equity compensation to be awarded to each executive officer based on input from the Compensation Committee’s consultant’s analysis, and the CEO’s recommendations for executives other than himself. We take 50% of the award amount and divide that number by the current Black-Scholes option pricing model value per share then round to the nearest 100 shares to determine the total number of option or SARs shares to be awarded. We take the remaining 50% of the award amount and divide by the NASDAQ closing price of our shares on the date of the grant then round to the nearest 100 shares to determine the total number of RSU full value shares to be awarded, subject to achievement of a three-year cumulative EPS (corporate) or DEBIT/DRR (divisional) goal. Although we use what we consider to be a reasoned approach in determining the number of SARs or RSUs to award our executive officers with a formula that is based on a widely accepted option pricing model, the ultimate value of the equity issued only becomes clear when underlying shares vest and are sold. The SARs may not realize any value, while RSUs may decline in value. Conversely, SARs and RSUs may be worth much more than the fair value initially estimated on the date of grant. As a result, we do not consider realizable gains from prior stock option or other types of equity grants or existing levels of share ownership when setting new grant amounts.

Executive Officer Stock Ownership and Stock Holdback Guidelines

The Board of Directors believes that, in order to better align the interests of management and shareholders, executive officers should have a significant financial (equity) stake in the Company. Each executive officer has a target level of Company Common Stock value to achieve within seven (7) years of the later of his or her date of hire or March 1, 2007. The target level of Common Stock value to be achieved is a multiple of each executive officer’s base salary. The multiples of executive officer base salary are four (4) times for the Chief Executive Officer and two (2) times for all other executive officer positions. In evaluating whether the Common Stock value ownership guideline has been met, all shares of Common Stock owned, Employee Stock Ownership Plan (“ESOP”) shares and 50% of the value (market price less strike price) of all vested unexercised stock options are considered. The Board of Directors evaluates whether exceptions should be made for any executive officer on whom this requirement would impose a financial hardship.

Each executive officer has a 10% holdback provision for RSU equity grant settlements to facilitate earlier achievement of stock ownership under the Company’s stock ownership guidelines.

Equity Granting Policy

In 2007, the Board of Directors adopted an equity granting methodology (part of the 2007 Plan) whereby there is one annual equity grant date, which is the date when the blackout window opens after the year-end earnings are released. All designated non-employee directors, executive officers and key employees are eligible to receive an equity grant on the annual equity grant date with an exercise price (for stock options or SARs), or grant price (for RSUs), equal to the NASDAQ Stock Market close price on that day. The Board of Directors convenes a meeting on this date after the NASDAQ Stock Market closes to determine the number of shares to be granted. The Board of Directors may authorize the Chief Executive Officer an additional allotment of options or shares to be granted at his discretion to new hires and promotion candidates, other than executive officers, over the course of a given timeframe, with the grant date and exercise or grant price based on the last trading day of each month of the employment event. This allotment is not available to executive officers, as all grants to executive officers must be made by the Compensation Committee.

Compensation Recoupment Policy

In 2011, the Board of Directors adopted a Compensation Recoupment Policy that applies to executive officers if the Company is required to restate its financial statements. The Board believes it is desirable and in the best interests of the Company and its shareholders to maintain and enhance a culture that is focused on integrity and accountability and believes that this policy discourages conduct detrimental to the Company’s sustained growth. This Compensation Recoupment Policy requires any current or former executive officer, in the event of a financial restatement, to reimburse the Company with respect to any incentive compensation (including cash and equity awards) received during the past three years that is in excess of that which would have been received if such compensation had been based upon the financial statements as so restated. The Compensation Recoupment Policy is posted on our web site at www.mgrc.com under the Investors/Corporate Governance section.

Risk-Hedging Policies

Pursuant to the Company’s Insider Trading Policy, which was most recently amended and restated on February 23, 2016, executives of the Company are prohibited from engaging in short-term or speculative securities transactions with respect to the Company’s Common Stock, such as short sales, puts, calls and other exchange-traded derivatives. These prohibited transactions can have the effect of reducing or cancelling the risk of an investment in the Common Stock, particularly in the short-term. Therefore, these prohibited transactions may create the appearance that the executives are trading on inside information. Additionally, certain forms of hedging or monetization transactions allow a shareholder to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the holder to continue to own the covered securities, but without full risks and rewards of ownership. Therefore, executives are also prohibited from hedging transactions. The Company’s Insider Trading Policy further provides that Company personnel who purchase or sell Company securities in the open market may not correspondingly sell or purchase any Company securities of the same class during the six months following the purchase. The Insider Trading Policy is posted on our web site at www.mgrc.com under the Investors/Corporate Governance section.

Perquisites and Other Personal Benefits

Executive officers are entitled to and eligible only for the same fringe benefits for which all of our employees are eligible. We do not have programs in place to provide personal perquisites for any employee. Our healthcare and other insurance programs, including the programs’ participation costs, are the same for all eligible employees, except that any executive officer employed with the Company for at least 20 years may remain on the Company’s health insurance policy after retiring from the Company, provided that such executive officer pays 100% of the premiums. Our annual matching contributions to the Company’s KSOP, expressed as a percentage of eligible wages, up to a stated percentage of eligible wages (and any discretionary contributions that we may make to the KSOP, expressed as a percentage of eligible wages), are also the same for all eligible employees, including each named executive officer, subject to all applicable Internal Revenue Service contribution limits and formulas for plans of these types.

Change in Control Arrangements

In 2013, the Compensation Committee adopted a “Change in Control Severance Plan.” The adopted plan had an initial two-year term with no automatic renewal. This action was taken by the Committee to help ensure appropriate behavior by individuals in key management roles in evaluating, presenting, and acting upon change in control opportunities involving the Company that may arise. The Committee believes that adopting this Plan is in the best interests of shareholders in helping to ensure a) the individuals in those management roles most likely to influence a change in control opportunity are appropriately incentivized to act in the best interests of shareholders, b) continuity of management before and during an impending transaction, or the need for continuity in management after a change in control, and c) the Company’s continuing ability to attract talented senior management members, as well as to avoid executives departing due to limited or no remuneration protections in the event of a change in control transaction. Further, the Committee believes that stable corporate leadership exhibiting the desired management behaviors is imperative in order for shareholders to be in a position to realize a favorable premium in a potential sale of the Company. In April 2015, the Committee renewed the Plan for another two-year term with the same terms and conditions.

Key provisions of the adopted Plan include:

1)	Initial executive roles covered by the Plan include the CEO, CFO and COO.

2)	No “single trigger” payouts; all Plan payouts are contingent upon a change of control (as defined in the Plan) coupled with an involuntary termination of a covered executive, including for “good reason,” within 12 months of a change in control.

3)	No payouts for “cause” based terminations.

4)	Plan benefits: (a) one times annual base salary, (b) amount equal to target bonus for year of termination, (c) medical benefits under COBRA for up to twelve (12) months and (d) reasonable outplacement assistance.

5)	No tax gross up provisions on payouts.

6)	Participants must execute a general release to receive Plan benefits.

Existing equity compensation plans provide for full acceleration of equity awards upon a qualifying termination after a change in control for all employees of the Company. The Compensation Committee believes that providing this vesting acceleration assists us in attracting and retaining key employees, including our executives, and promotes stability and continuity of our key employees, which we believe is in the best interests of our shareholders. For details, see “Potential Payments upon Termination or Change in Control” on page 38 of this Proxy Statement.

Involuntary Termination Severance Policy

In 2013, the Compensation Committee established guidelines to address involuntary termination severance eligibility and payments for executive officer level positions. The Committee believes that adopting this Policy is in the best interests of shareholders in helping to ensure the Company’s continuing ability to attract and retain talented senior executives. The guidelines provided are considered to be a general policy statement and are not intended to create a binding right to severance on the part of any person. The general guidelines of the Policy will not apply in any case to an individual for any termination which would entitle them to severance pursuant to a written plan of or agreement with the Company. Therefore, the severance benefits outlined below are not additive to any change of control benefits that any individual may otherwise be eligible to receive.

Key provisions of the adopted Policy include:

1)	A severance payment of up to the equivalent of twelve (12) months of base salary.

2)	Medical benefits under COBRA for up to twelve (12) months.

3)	Reasonable outplacement assistance.

4)	No acceleration of vesting of outstanding equity awards, except in the event of a change in control, as provided for in existing equity agreements.

5)	No payouts for “cause” based terminations.

6)	No tax gross up provisions on payouts.

7)	Participants must execute a general release to receive Policy benefits.

Tax and Accounting Implications

Deductibility of Executive Compensation

Section 162(m) of the Code limits the corporate deduction for compensation paid to executive officers to $1 million unless such compensation qualifies as “performance-based compensation.” Among other things, Section 162(m) requires approval of the performance-based compensation by our shareholders. The Compensation Committee intends to maximize our ability to deduct executive compensation for tax purposes to the extent structuring our executive compensation for tax purposes is in alignment with our compensation philosophy. The Committee nonetheless reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) of the Code when the committee believes that such payments are appropriate and in the best interests of our shareholders, after taking into account changing business conditions or the executive officer’s performance. In addition, the Committee cannot provide any assurances that compensation intended to qualify for deductibility under Section 162(m) will in fact be deductible because: (1) a number of requirements must be satisfied in order for the compensation to qualify; and (2) uncertainties as to the application and interpretation surrounding this section currently exist. With respect to the compensation paid to our named executive officers in 2015, the non performance-based compensation was below the $1 million Section 162(m) limit for all of our named executive officers.

Accounting for Stock-Based Compensation

We accrue our named executive officers’ salaries and incentive awards as an expense when earned. For our stock based compensation, the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”), requires us to recognize compensation expense within our income statement for all share-based payment arrangements, which includes employee stock option plans. The expense is based on the grant-date fair value of the equity award granted, and is recognized ratably over the requisite service period. The Committee considers the expense of equity awards as part of its overall evaluation of our equity compensation program.

Compensation Policies and Practices and Risk Management

The Compensation Committee considers potential risks when reviewing and approving the compensation programs for our executive officers and other employees. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The following elements have been incorporated in our programs available for our executive officers:

•	A Balanced Mix of Compensation Components—The target compensation mix for our executive officers is composed of base salary, annual cash bonus incentives and long-term equity awards.

•

Multiple Performance Factors—Our incentive compensation plans use both company-wide metrics (revenue targets) and individual annual priorities, which encourage focus on the achievement of objectives for the overall benefit of the Company.

•	Capped Cash Incentive Awards—Annual cash bonus incentive awards are capped for our executive officers.

•	Multi-Year Vesting—Equity awards vest over multiple years requiring long-term commitment on the part of employees.

•

Competitive Positioning—The Committee has compared our executive compensation to our peers to ensure our compensation program is consistent with industry practice. The Committee generally targets the total compensation for our non-employee directors and executive officers at or slightly above the median (the 50th percentile) of compensation paid to similarly situated executives of the peer companies.

•	Corporate Governance Programs—We have implemented corporate governance guidelines, a code of conduct, a compensation recoupment policy and other corporate governance measures and internal controls.

The Compensation Committee also reviews the key design elements of our compensation programs in relation to industry practices, as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and the board. Based on this review, the Committee concluded that based on a combination of factors, our compensation policies and practices do not incentivize excessive risk-taking that could have a material adverse effect on the Company.

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate future filings, including this Proxy Statement, with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act, unless specifically stated to be incorporated by reference therein.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee:

William J. Dawson, Chair

Elizabeth A. Fetter

M. Richard Smith

Dennis P. Stradford

Summary Compensation Table

The following table provides summary information concerning the compensation earned during the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013 by our Chief Executive Officer, our Chief Operating Officer, our Chief Financial Officer and each of our two most highly compensated executive officers during our last completed fiscal year whose total salary, bonus and other compensation exceeded $100,000. The executive officers listed below are referred to in this Proxy Statement as the “named executive officers.”

Summary Compensation Table

(a)	(b)	(c)		(d)	(e)		(f)		(g)		(h)	(i)		(j)
Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)		Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)		Total ($)
Dennis C. Kakures President and Chief Executive Officer	2015 2014 2013	$ $ $	568,654 500,026 499,366	— — —	$ $ $	451,059 300,288 450,840	$ $ $	450,232 290,185 450,260	$ $ $	222,297 391,355 247,154	— — —	$ $ $	10,600 10,400 10,200	$ $ $	1,702,842 1,492,254 1,657,820

Joseph F. Hanna Senior Vice President and Chief Operating Officer	2015 2014 2013	$ $ $	371,119 344,564 334,578	— — —	$ $ $	211,134 212,160 213,860	$ $ $	212,310 206,137 212,676	$ $ $	127,017 225,206 141,075	— — —	$ $ $	10,600 10,400 10,200	$ $ $	932,180 998,467 912,389

Keith E. Pratt Senior Vice President and Chief Financial Officer	2015 2014 2013	$ $ $	371,219 346,564 336,704	— — —	$ $ $	175,945 176,256 176,290	$ $ $	175,240 169,864 175,314	$ $ $	122,651 209,384 105,534	— — —	$ $ $	10,600 10,400 10,200	$ $ $	855,655 912,468 804,042

Philip B. Hawkins Vice President and Division Manager, Mobile Modular	2015 2014 2013	$ $ $	250,708 229,610 220,535	— — —	$ $ $	99,169 — 101,150	$ $ $	99,752 193,751 99,632	$ $ $	204,595 179,051 115,871	— — —	$ $ $	10,600 10,400 10,200	$ $ $	664,824 612,812 547,388

Randle F. Rose Senior Vice President, Chief Administrative, Officer and Secretary	2015 2014 2013	$ $ $	285,177 266,702 259,789	— — —	$ $ $	86,373 84,864 83,810	$ $ $	84,924 82,278 85,262	$ $ $	93,367 129,530 91,597	— — —	$ $ $	10,600 10,400 10,200	$ $ $	560,441 573,774 530,658

(1)	The amounts in columns (e) and (f) reflect the aggregate grant date fair value amounts, in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, of awards granted pursuant to the 2007 Plan and the 1998 Plan. Assumptions used in the calculation of these amounts are included in Note 5 to the Company’s audited financial statements for the fiscal year ended December 31, 2015 included in the 2015 Annual Report. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that may be realized by the named executive officers. In 2014 as previously disclosed, Mr. Kakures requested a reduction in his annual equity grant levels of 50% and 33% respectively, to allow for additional equity compensation for certain key employees.
(2)	The amounts in column (g) reflect amounts earned by the named executive officers during the fiscal year ended December 31, 2015 and paid in 2016 pursuant to the Bonus Plan, which is discussed in further detail on page 26 under the heading “Non-Equity Performance-Based Incentive Plan Components.”
(3)	The amounts in column (i) reflect the cash contributions allocated to each named executive officer pursuant to the provisions of the Company’s Employee Stock Ownership and 401(k) Plan.

2015 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Dennis C. Kakures		$17,060	$483,356	$860,089	—	—	—	—	—	—	—
	3/2/2015	—	—	—	1,410	14,100	28,200		66,800	$31.99	$450,232
Joseph F. Hanna		$8,350	$241,227	$426,787	—	—	—	—	—	—	—
	3/2/2015	—	—	—	660	6,600	13,200	—	31,500	$31.99	$212,310
Keith E. Pratt		$7,424	$222,731	$389,780	—	—	—	—	—	—	—
	3/2/2015	—	—	—	550	5,500	11,000	—	26,000	$31.99	$175,240
Philip B. Hawkins		$5,014	$150,425	$263,243	—	—	—	—	—	—	—
	3/2/2015	—	—	—	310	3,100	6,200	—	14,800	$31.99	$99,752
Randle F. Rose		$2,852	$142,589	$221,012	—	—	—	—	—	—	—
	3/2/2015	—	—	—	270	2,700	5,400	—	12,600	$31.99	$84,924

(1)	The amounts listed in these columns reflect the threshold, target, and maximum amounts payable to the named executive officers pursuant to the Bonus Plan, which is discussed in further detail on page 26 under the heading “Non-Equity Performance-Based Incentive Plan Components”. The threshold assumptions assume achieving 80% of the profitability target and no achievement of the personal annual priorities.
(2)	On March 2, 2015, each named executive officer received a grant of RSUs, which are earned based on achievement of a target based on a cumulative three-year EPS goal. The minimum number of shares that could be earned is 10% of the target; the maximum is 200%. The RSUs are earned at the end of three years; with 60% of the earned shares to be issued at the end of year 3, 20% to be issued at the end of year 4, and 20% to be issued at the end of year 5, all contingent on continued employment by the Company.
(3)	On March 2, 2015, each named executive officer received a grant of SARs; the exercise price was based on the NASDAQ Stock Market close price of $31.99 on that date. The SAR grants have a seven-year term and vest 20% at the end of year one, and 5% per quarter thereafter.

2015 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards(1)					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
Dennis C. Kakures	90,000	0		$29.56	01/20/2016	—	—	—	—
	36,000	0		$23.92	02/26/2017	—	—	—	—
	34,390	1,810		$27.99	02/25/2018	—	—	4,964	$125,044
	25,850	21,150		$28.90	02/25/2020	—	—	9,360	$235,778
	11,480	21,320		$32.64	03/03/2021	—	—	9,200	$231,748
	0	66,800		$31.99	03/02/2022			14,100	$355,179

Joseph F. Hanna	19,000	0		$23.92	02/26/2017	—	—	—	—
	16,245	855		$27.99	02/25/2018	—	—	2,369	$59,675
	13,050	4,350		$31.35	03/02/2019	—	—	—	—
	12,210	9,990		$28.90	02/25/2020	—	—	4,440	$111,844
	8,155	15,145		$32.64	03/03/2021	—	—	6,500	$163,735
	0	31,500		$31.99	03/02/2022	—	—	6,600	$166,254

Keith E. Pratt	36,900	0		$29.56	01/20/2016	—	—	—	—
	9,000	0		$23.92	02/26/2017	—	—	—	—
	16,245	855		$27.99	02/25/2018	—	—	2,369	$59,675
	11,850	3,950		$31.35	03/02/2019	—	—	—	—
	10,065	8,235		$28.90	02/25/2020	—	—	3,660	$92,195
	6,720	12,480		$32.64	03/03/2021	—	—	5,400	$136,026
	0	26,000		$31.99	03/02/2022	—	—	5,500	$138,545

Philip B. Hawkins	10,000	0		$23.92	02/26/2017	—	—	—	—
	7,885	415		$27.99	02/25/2018	—	—	1,200	$30,228
	6,750	2,250		$31.35	03/02/2019	—	—	—	—
	5,720	4,680		$28.90	02/25/2020	—	—	7,000	$176,330
	7,665	14,235		$32.64	03/03/2021	—	—	—	—
	0	14,800		$31.99	03/02/2022			3,100	$78,089

Randle F. Rose	20,000	0		$29.56	01/20/2016	—	—	—	—
	8,000	0		$23.92	02/26/2017	—	—	—	—
	7,885	415		$27.99	02/25/2018	—	—	1,128	$28,414
	5,775	1,925		$31.35	03/2/2019	—	—	—	—
	4,895	4,005		$28.90	02/25/2020	—	—	1,740	$43,831
	3,255	6,045		$32.64	03/03/2021	—	—	2,600	$65,494
	0	12,600		$31.99	03/02/2022	—	—	2,700	$68,013

(1)	All option grants are seven year options, except for the option grant with the expiration date of January 20, 2016, which is a ten year option; all options vest 20% at the end of year one, and 5% per quarter thereafter.

2015 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dennis C. Kakures	—	—	10,164	$325,146
Joseph F. Hanna	105,000	$1,178,450	5,169	$165,356
Keith E. Pratt	14,600	$125,149	5,169	$165,356
Philip B. Hawkins	—	—	2,400	$76,776
Randle F. Rose	4,200	$52,542	2,328	$74,473

(1)	The “value realized on exercise” represents the number of shares of Common Stock acquired on exercise of the applicable option multiplied by the NASDAQ Stock Market close price of our Common Stock on the applicable date of exercise, less the number of shares of Common Stock acquired on exercise of the option multiplied by the exercise price of the option.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information regarding our equity compensation plans as of December 31, 2015:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,410,650	$29.91	843,604
Equity compensation plans not approved by security holders	—	$—	—
Total	1,410,650	$29.91	843,604

Our 2007 Stock Incentive Plan and 1998 Stock Option Plan were both approved by shareholders and have been filed as exhibits to our Annual Report on Form 10-K.

Potential Payments upon Termination or Change-in-Control

Under the terms of our Bonus Plan, 1998 Plan, 2007 Plan, and Employee Stock Ownership and 401(k) Plan (“KSOP”), payments may be made to each of our named executive officers upon his or her termination of employment or a change in control (as defined in each plan) of the Company. See “Compensation Discussion and Analysis” and “Equity Compensation Plan Information” for a description of, and an explanation of the specific circumstances that would trigger payments under, each plan. The following table sets forth the estimated payments that would be made to each of our named executive officers upon voluntary termination, involuntary termination—not for cause, for cause, or as a qualifying termination in connection with a change in control (as defined in each plan)—and death or permanent disability. The payments would be made pursuant to the plans identified in this paragraph. The information set forth in the table below assumes the termination event occurred on December 31, 2015.

The actual amounts to be paid out can only be determined at the time of an executive’s separation from the Company and may differ materially from the amounts set forth in the table below. The amounts set forth in the table below do not reflect the withholding of applicable state and federal taxes.

Name	Voluntary Termination	Involuntary Termination		Involuntary Termination & Change in Control	Death or Permanent Disability
		Not For Cause	For Cause
Dennis C. Kakures(4)
Non-Equity Incentive Plan(1)	$0	$0	$0	$222,297	$0
Accelerated Awards Under Equity Incentive Plans(2)	0	0	0	1,104,934	0
Base Salary(3)	0	550,000	0	550,000	0
Continuation of Medical Benefits Under COBRA (present value)(3)	0	14,299	0	14,299	0
Reasonable Outplacement Assistance(4)	0	15,000	0	15,000	0

Total	$0	$579,299	$0	$1,906,530	$0
Joseph F. Hanna(4)
Non-Equity Incentive Plan(1)	$0	$0	$0	$127,017	$0
Accelerated Awards Under Equity Incentive Plans(2)	0	0	0	576,070	0
Base Salary(3)	0	358,000	0	358,000	0
Continuation of Medical Benefits Under COBRA (present value)(3)	0	12,120	0	12,120	0
Reasonable Outplacement Assistance(3)	0	15,000	0	15,000	0

Total	$0	$385,120	$0	$1,088,207	$0
Keith E. Pratt(4)
Non-Equity Incentive Plan(1)	$0	$0	$0	$122,651	$0
Accelerated Awards Under Equity Incentive Plans(2)	0	0	0	487,905	0
Base Salary(3)	0	358,000	0	358,000	0
Continuation of Medical Benefits Under COBRA (present value)(3)	0	21,426	0	21,426	0
Reasonable Outplacement Assistance(3)	0	15,000	0	15,000	0

Total	$0	$394,426	$0	$1,004,982	$0
Philip B. Hawkins(4)
Non-Equity Incentive Plan	$0	$0	$0	$0	$0
Accelerated Awards Under Equity Incentive Plans(2)	0	0	0	284,647	0
Base Salary(3)	0	242,000	0	242,000	0
Continuation of Medical Benefits Under COBRA (present value)(3)	0	21,426	0	21,426	0
Reasonable Outplacement Assistance(3)	0	15,000	0	15,000	0

Total	$0	$278,426	$0	$563,073	$0
Randle F. Rose(4)
Non-Equity Incentive Plan	$0	$0	$0	$0	$0
Unvested and Accelerated Awards Under Equity Incentive Plans(2)	0	0	0	234,972	0
Base Salary(3)	0	275,000	0	275,000	0
Continuation of Medical Benefits Under COBRA (present value)(3)	0	21,426	0	21,426	0
Reasonable Outplacement Assistance(3)	0	15,000	0	15,000	0

Total	$0	$311,426	$0	$546,398	$0

(1)	In the event of termination of employment with the Company due to an involuntary termination and change of control trigger that occurs prior to the end of the fiscal year, payments under the Bonus Plan are pro-rated accordingly.
(2)	Includes our 1998 Plan and 2007 Plan. Assumes termination event on December 31, 2015 with a closing NASDAQ Stock Market price of $25.19 per share.
(3)	In the event of termination of employment with the Company due to an involuntary not for cause termination or an involuntary termination coupled with a change in control of the Company, the base salary, continuous medical benefits under COBRA and reasonable outplacement services would be provided for up to twelve (12) months. The maximum amounts are reported herein; the actual amount would be determined at the discretion of the Compensation Committee.
(4)	The payout based on a change in control trigger is not additive to any other termination trigger payouts.

Treatment of Certain Compensation Elements Upon Termination

Executive Severance Policy. We do not have employment agreements, but in 2013, the Compensation Committee established guidelines to address involuntary termination severance eligibility and payments for executive officer level positions. For details, see “Involuntary Termination Severance Policy” on page 32 of this Proxy Statement.

Pension Benefits. All employees who participate in our KSOP are entitled to their vested amounts upon termination of their employment.

Health and Welfare Benefit and Executive Benefits and Perquisites Continuation. An executive officer is not entitled to any continuation of his or her health and welfare benefits, executive benefits or perquisites (other than pursuant to COBRA) following the termination of his or her employment, except that any executive officer employed with the Company for at least 20 years may remain on the Company’s health insurance policy after he or she retires from the Company, provided he or she pays 100% of the premiums.

Long-Term Incentives. Except in the circumstances discussed above, an executive officer forfeits his or her stock options to the extent they are unvested and is not entitled to any continuation of vesting or acceleration of vesting with respect to his or her options. Such executive is entitled to exercise any vested options for a period of 90 days after termination and is entitled to continue to hold his or her shares of unrestricted stock after termination in the same manner as any other employee of the Company. In the event of a qualifying termination following a change in control, an executive officer is entitled to the acceleration of vesting with respect to all of his or her equity awards, consistent with the Change in Control Arrangements described above.

Relationships Among Directors or Executive Officers

There are no family relationships among any of the directors or executive officers of the Company, except that David M. Whitney and Kristina VanTrease are husband and wife.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Company during 2015 consisted of Messrs. Dawson, Smith, Stradford and Ms. Fetter. No member of the Compensation Committee is a present or former executive officer or employee of the Company or any of its subsidiaries. No executive officer of the Company has served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification Agreements

The Company has entered into indemnification agreements with each of our directors and executive officers. These agreements require the Company to indemnify our executive officers or directors against expenses and, in certain cases, judgments, settlements or other payments incurred by an executive officer or director in suits brought by the Company, derivative actions brought by our shareholders and suits brought by other third parties. Indemnification has been granted under these agreements to the fullest extent permitted under California law in situations where an executive officer or director is made, or threatened to be made, a party to the legal proceeding because of his or her service to the Company.

Policies and Procedures Regarding Related Party Transactions

Pursuant to the Audit Committee charter, the Audit Committee is responsible for reviewing and discussing with management and the Company’s independent auditors any transactions or courses of dealing with related parties. The Audit Committee considers the following factors in determining whether to approve or disapprove (with referral to the Board of Directors) any such related party transaction or course of action: (i) the financial accounting accorded the transaction or course of action; (ii) whether the terms or other aspects differ from those that would likely be negotiated with independent parties; and (iii) whether the proposed disclosure of the transaction or course of dealing, if any, is in accordance with generally accepted accounting principles and SEC regulations.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to beneficial ownership of our Common Stock as of April 12, 2016, by (i) each shareholder known to the Company to own beneficially more than 5% of our Common Stock; (ii) each of our directors; (iii) each executive officer named in the Summary Compensation Table above; and (iv) all directors and executive officers of the Company as a group:

Beneficial Owner(1)(2)	Shares Beneficially Owned(3)	Percentage of Class of Shares Beneficially Owned
T. Rowe Price Associates, Inc.(4)	2,373,850	9.9%
100 E. Pratt Street Baltimore, MD 21202
Franklin Resources, Inc.(5)	2,229,328	9.3%
One Parker Plaza, Ninth Floor Fort Lee, NJ 07024
The Vanguard Group(6)	1,723,341	7.2%
100 Vanguard Blvd. Malvern, PA 19355
Dimensional Fund Advisors LP(7)	1,404,354	5.9%
Building One, 6300 Bee Cave Road Austin, TX 78746
BlackRock, Inc.(8)	1,298,863	5.4%
40 East 52nd Street New York, NY 10022
Dennis C. Kakures(9)(10)	523,875	2.2%
Joseph Hanna(9)(10)	124,023	*
Keith E. Pratt(9)(10)	100,794	*
Philip B. Hawkins(9)(10)	75,392	*
Randle F. Rose(9)(10)	51,711	*
Ronald H. Zech(9)	47,089	*
William J. Dawson(9)	23,643	*
Robert C. Hood(9)	26,133	*
M. Richard Smith(9)	19,500	*
Dennis P. Stradford(9)	10,800	*
Elizabeth A. Fetter(9)	5,300	*
All executive officers and directors as a group (16 persons)(11)	1,196,391	5.0%

*	The percentage of shares beneficially owned by this director or executive officer constitutes less than 1% of our Common Stock as of April 12, 2016.
(1)	Except as otherwise indicated, the address of each of the executive officers and directors is c/o McGrath RentCorp, 5700 Las Positas Road, Livermore, California 94551.
(2)	To the Company’s knowledge, except as set forth in the footnotes to this table, and subject to applicable community property laws, each shareholder named in this table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name.
(3)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the securities. Shares of the Company’s Common Stock subject to equity awards currently exercisable or that will become exercisable within 60 days of April 12, 2016 are deemed outstanding for computing the percentage of the person holding such equity awards, but are not deemed outstanding for computing the percentage of any other person. Percentages are based on 23,898,389 shares of the Company’s Common Stock outstanding as of April 12, 2016.

(4)	T. Rowe Price Associates, Inc. (Price Associates) filed Amendment No. 14 to Schedule 13G with the SEC on February 16, 2016 and reported beneficial ownership of 2,373,850 shares. These securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 1,425,000 shares, representing 5.9% of the outstanding Common Stock), for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(5)	Franklin Resources, Inc. filed Amendment No. 2 to Schedule 13G with the SEC on January 26, 2016 and reported beneficial ownership of 2,229,328 shares, sole voting power with respect to 1,927,418 shares and sole dispositive power with respect to 2,229,328 shares of Common Stock. Franklin Advisory Services, LLC is an investment management subsidiary of Franklin Resources, Inc., which has delegated investment discretion and voting power over these securities to Franklin Advisory Services, LLC.
(6)	The Vanguard Group filed Amendment No. 3 to Schedule 13G with the SEC on February 10, 2016 and reported beneficial ownership of 1,723,341 shares, sole voting power with respect to 29,808 shares, sole dispositive power with respect to 1,691,533 shares of Common Stock and shared dispositive power with respect to 31,808 shares of Common Stock.
(7)	Dimensional Fund Advisors LP filed Schedule 13G with the SEC on February 9, 2016 and reported beneficial ownership of 1,404,354 shares, sole voting power with respect to 1,336,908 shares and sole dispositive power with respect to 1,404,354 shares of Common Stock. Dimensional Fund Advisors LP is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. It furnishes investment advice to four investment companies who are registered under the Investment Company Act of 1940 and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts.
(8)	BlackRock, Inc. filed Amendment No. 6 to Schedule 13G with the SEC on January 22, 2016 and reported beneficial ownership of 1,298,863 shares, sole voting power with respect to 1,238,931 shares and sole dispositive power with respect to 1,298,863 shares of Common Stock.
(9)	Includes portions of outstanding stock options or RSUs held by executive officers and directors that will be exercisable within 60 days of April 12, 2016 as follows: 83,680 shares for Mr. Hanna; 46,265 shares for Mr. Hawkins; 134,210 shares for Mr. Kakures; 66,565 shares for Mr. Pratt; 35,965 shares for Mr. Rose and 491,995 shares for all executive officers and directors as a group.
(10)	Includes the shares held by the KSOP for the benefit of the named individual. The number of shares included is 1,094 shares for Mr. Hanna; 14,874 shares for Mr. Hawkins; 48,744 shares for Mr. Kakures; 1,381 shares for Mr. Pratt; 5,830 shares for Mr. Rose and 87,157 shares for all executive officers. These shares are included because beneficiaries under the KSOP hold sole voting power over the shares (whether or not rights to the shares have vested).
(11)	See footnotes (9) and (10).

Communications with the Board of Directors

Our Board of Directors believes that full and open communication between shareholders and members of our Board of Directors is in the best interests of our shareholders. Shareholders may contact any director or committee of the Board of Directors by writing to the Compliance Officer, c/o McGrath RentCorp, 5700 Las Positas Road, Livermore, California 94551. The Compliance Officer will review all such communications for relevance to activities of the Board of Directors and will promptly forward all relevant written communications to the Board of Directors. Comments or complaints relating to our accounting, internal accounting controls, auditing matters, corporate fraud or violations of federal or state laws may be referred directly to our Audit Committee by writing to the Chairman of the Audit Committee, c/o Compliance Officer, McGrath RentCorp, 5700 Las Positas Road, Livermore, California 94551. Further details can be found in “Reporting Questionable Accounting and Auditing Practices and Policy Prohibiting Retaliation Against Reporting Employees” and “Corporate Governance Guidelines” found on our website at www.mgrc.com under the Investors/Corporate Governance section.

Shareholder Recommendations for Membership on our Board of Directors

The Corporate Governance and Nominating Committee will consider shareholder recommendations of director nominees. To recommend director nominee(s), a shareholder must submit the following relevant information in writing to the attention of the Compliance Officer at our principal executive offices: (1) the name, age, business and residence address of the prospective candidate; (2) a brief biographical description of the prospective candidate, including employment history for the past five years, and a statement of the qualifications of the prospective candidate; (3) the class and number of shares of our Common Stock, if any, which are beneficially owned by the prospective candidate; (4) a description of all arrangements or understandings between the shareholder and the prospective candidate pursuant to which the nomination is to be made by the shareholder if the shareholder and the prospective candidate are different individuals; (5) the candidate’s signed consent to serve as a director if elected and to be named in our proxy statement; (6) a signed certificate providing the class and number of shares of our Common Stock which are beneficially owned by the shareholder; and (7) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act. Once the Corporate Governance and Nominating Committee receives the shareholder recommendation, it may deliver to the prospective candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters, including a possible interview, that would assist the Corporate Governance and Nominating Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated.

The Corporate Governance and Nominating Committee will not evaluate candidates differently based on who has made the recommendation. The Corporate Governance and Nominating Committee will consider candidates from any reasonable source, in addition to shareholder recommendations. The Corporate Governance and Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms were used for the slate of director nominees up for election at the Annual Meeting since all directors nominated are for re-election, and, accordingly, no fees have been paid to consultants or search firms in the 2015 fiscal year.

We have not received a director nominee recommendation from any shareholder (or group of shareholders) that beneficially owns more than five percent of our Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our Common Stock (collectively, “Reporting Persons”) to file initial reports of ownership and changes in ownership of our Common Stock with the SEC and the NASDAQ Stock Market. Copies of these reports are also required to be delivered to us. See “Security Ownership of Certain Beneficial Owners and Management” above for identification of those persons who qualify as “Reporting Persons.”

We believe, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons, that during the fiscal year ended December 31, 2015, all Reporting Persons complied with all applicable filing requirements in a timely manner.

Code of Business Conduct and Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics, which was most recently amended and restated on April 30, 2015. This code applies to all of our employees and our non-employee directors and is posted on our website at www.mgrc.com under the Investors/Corporate Governance section. The code satisfies the “Code of Ethics” requirements under the Sarbanes-Oxley Act of 2002 as well as the “Code of Conduct” requirements under the Market Place Rules of the NASDAQ Stock Market. The code, among other things, addresses issues relating to conflicts of interests, including internal reporting violations and disclosures, and compliance with applicable laws, rules and regulations. The purpose of the code is to promote, among other things, honest and ethical conduct, full, fair, accurate, timely and understandable public disclosures, compliance with applicable laws or regulations and to ensure to the greatest possible extent that our business is conducted in a legal and ethical manner. Any waivers or approvals granted under this code with respect to our executive officers and directors may be granted only by the Board of Directors. In addition, any waivers or approvals relating to the principal executive officer, the principal financial officer, the principal accounting officer or controller, or any person performing similar functions, must also be obtained from the Audit Committee. Any waivers or approvals to the code with respect to the remainder of the employees may be granted by our Compliance Officer, who is currently Randle F. Rose. Any amendments to the code will be promptly disclosed to our shareholders. Our Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance Guidelines

Our Board of Directors adopted a set of corporate governance guidelines, amended and restated in February 23, 2016. The guidelines set forth the practices our Board follows with respect to, among other things, the composition of the Board and Board committees, director responsibilities, director continuing education and performance evaluation of the Board. The guidelines are posted on our web site at www.mgrc.com under the Investors/Corporate Governance section.

No Supermajority Vote on Approval of Mergers or Other Business Combinations

Our corporate governance documents do not contain a supermajority standard for the approval of a merger or a business combination. Such transactions require the affirmative vote of a majority of the outstanding shares.

PROPOSAL NO. 2

AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2007 STOCK INCENTIVE PLAN AS THE 2016 STOCK INCENTIVE PLAN

Background

On March 9, 2007, the Board of Directors approved the original McGrath RentCorp 2007 Stock Incentive Plan (the “Plan”) in order for the Company to grant a broader range of equity based awards by replacing the 1998 Plan, which only provided for the grant of stock options, and the 2000 Long-Term Bonus Plan (the “2000 Plan”), which only provided for the grant of stock bonuses to officers and key employees. The Plan was amended and restated effective June 4, 2009, subject to shareholder approval, in order to increase the maximum aggregate number of shares which could be issued pursuant to all awards thereunder and to decrease the maximum term of awards which may be issued under the Plan. In February 2012, the Board of Directors unanimously approved, and the shareholders subsequently approved, additional amendments to the Plan. On April 28, 2016, the Board of Directors unanimously amended and restated, subject to shareholder approval, the Plan as the 2016 Stock Incentive Plan and in order to make certain changes described below under the caption “Proposed Amendments.”

Purpose of the Plan

The purpose of the Plan is to retain key employees, consultants and directors of the Company having experience and ability, to attract new employees, consultants and directors whose services are considered valuable, and to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. All of our employees, consultants and directors are eligible to participate in the Plan. The Board believes that grants of options and other forms of equity participation may become an increasingly important means to retain and compensate employees, consultants and directors. The Board of Directors believes that the proposed amendment and restatement to the Plan is in the best interests of the Company, consistent with our compensation strategy and essential to the Company’s continued success. The proposed amendments to the Plan will enable the Company to provide retention incentives to existing personnel and to be flexible and opportunistic in hiring additional personnel that can contribute to the successful development of the Company’s business.

Proposed Amendments

The proposed amendments to the Plan include changes that:

(1)	increase the maximum aggregate number of shares of the Company’s Common Stock that may be issued pursuant to awards thereunder by 2,000,000 shares;

(2)	re-approve the Internal Revenue Code Section 162(m) performance criteria and award limits;

(3)	extend the term of the Plan for an additional ten years from the date of shareholder approval in 2016;

(4)	establish a minimum vesting schedule for certain awards; and

(5)	limit the value of annual awards that may be made under the Plan in a calendar year to each of our non-employee directors.

Shares Available under the Plan

As of December 31, 2015, options and stock appreciation rights covering 1,410,650 shares were outstanding with a weighted average exercise price of $29.91 per share and a weighted average remaining contractual term of 3.82 years, and 220,643 RSUs were outstanding. As of December 31, 2015, 843,604 shares remained available for future grant under the Plan. As of April 12, 2016, 247,549 shares remained available for future grant under the Plan.

General Description of our Plan

The general description of our Plan below is qualified in its entirety by the terms of the proposed amended and restated Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Purpose. The purpose of the Plan, as stated above, is to provide the Company’s employees, consultants and directors, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company’s Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

Stock Subject to the Plan. The maximum aggregate number of shares which may be issued pursuant to all awards is six million one hundred ninety thousand (6,190,000) shares, plus shares that remained available for grants of awards under the 1998 Plan as of the date the Plan was originally approved by the Company’s shareholders, plus any shares that would otherwise return to the 1998 Plan as a result of forfeiture, termination or expiration of awards previously granted under the 1998 Plan (ignoring the termination or expiration of the 1998 Plan for the purpose of determining the number of shares available for the Plan); provided, however, that the maximum aggregate number of shares that may be issued pursuant to incentive stock options is six million one hundred ninety thousand (6,190,000) shares. Notwithstanding the foregoing, any shares issued in connection with awards other than options and SARs will be counted against the limit set forth above as two shares for every one share issued in connection with such award.

Any shares covered by an award which is forfeited, canceled or expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares which may be issued under the Plan. Shares that actually have been issued pursuant to an award shall not be returned to the Plan and shall not become available for future issuance, except that if unvested shares are forfeited or repurchased by the Company at the lower of their original purchase price or their fair market value, such shares shall become available for future grant. However, (i) shares tendered or withheld in payment of an option exercise price shall not be returned to the Plan and shall not become available for future issuance; (ii) shares withheld by the Company to satisfy any tax withholding obligation in connection with the exercise of an option or SAR shall not be returned to the Plan and shall not become available for future issuance; and (iii) all shares covered by the portion of a SAR that is exercised (whether or not shares are actually issued upon exercise of the SAR) shall be considered issued pursuant to the Plan. Shares withheld by the Company to satisfy any tax withholding obligation in connection with the vesting or settlement of an award other than a stock option or SAR shall be returned to the Plan and become available for future issuance.

Annual Limits on Certain Awards. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,500,000 shares. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the Common Stock of the Company and its determination shall be final, binding and conclusive.

Administration. The Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as the Board or one or more committees designated by the Board. The Plan will be administered by the Compensation Committee. With respect to grants to officers and directors, the Compensation Committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of Code.

Terms and Conditions of Awards. The Plan provides for the grant of stock options, restricted stock, restricted stock units, and stock appreciation rights (collectively referred to as “awards”). Stock options granted under the Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants of the Company and its related entities. To the extent that the aggregate fair market value of shares of the Company’s Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. If the Code or regulations promulgated thereunder are amended after the date of the Plan and provide for a different limit on the fair market value of shares permitted to become incentive stock options, such different limit will be automatically incorporated into the Plan. Under the Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the Plan shall be designated in an award agreement.

The Administrator may issue awards under the Plan in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, or an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company’s Common Stock or the amount of other consideration to be covered by each award, to approve award agreements for use under the Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the Plan (except for certain amendments that require shareholder approval, as described below), to construe and interpret the terms of the Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the Plan, as the Administrator deems appropriate. Additionally, the Plan provides that dividends payable with respect to all awards of restricted stock that are subject to performance vesting shall be held subject to the vesting of the underlying shares of restricted stock. As of April 12, 2016, approximately 1,003 employees, 250 consultants and six (6) non-employee directors were eligible for participation in the Plan.

The term of any award granted under the Plan may not be for more than seven (7) years (or five (5) years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.

Beginning with shareholder approval of the Plan in 2016, no more than 5% of the shares reserved for issuance under the Plan may be granted subject to awards with a vesting schedule of less than one year.

The Plan authorizes the Administrator to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the Common Stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of Common Stock or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure. As of April 12, 2016, the closing price of a share of the Common Stock on the Nasdaq Stock Market was $23.40.

The Plan provides that any amendment that would adversely affect the participant’s rights under outstanding awards shall not be made without the participant’s written consent, provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the participant. The Plan also provides that shareholder approval is required in order to (i) reduce the exercise price of any option or the base appreciation amount of any stock appreciation right awarded under the Plan or (ii) cancel any option or stock appreciation right awarded under the Plan in exchange for another award or for cash at a time when exercise price exceeds the fair market value of the underlying shares unless the cancellation and exchange occurs in connection with a Corporate Transaction; provided that canceling an option or SAR in exchange for another award with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original option or SAR and with a term no longer than that of the original option or SAR shall not be subject to shareholder approval.

Under the Plan, the Administrator may establish one or more programs under the Plan to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the Plan separate programs for the grant of particular forms of awards to one or more classes of participants.

Non-employee Director Awards. Beginning with shareholder approval of the Plan in 2016, no non-employee director may receive awards under the Plan with a grant date fair value in excess of $250,000 in a calendar year.

Termination of Service. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of Awards. Under the Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will and by the laws of descent and distribution and during the lifetime of a participant, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the participant. The Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

Section 162(m) of the Code. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,500,000 shares. The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by shareholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m)

of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the canceled award shall continue to count against the maximum number of shares of Common Stock with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares. The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company and its determination shall be final, binding and conclusive. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

Under Code Section 162(m) as currently interpreted by the Internal Revenue Service, a “covered employee” is the Company’s Chief Executive Officer and the three other most highly compensated officers of the Company, other than the Chief Financial Officer.

The Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) increase in or maintenance of share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) recruitment or retention of personnel, (xii) cash flow, (xiii) gross or net revenue, (xiv) expenses, (xv) earnings (including earnings before taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes and amortization; or earnings before interest, taxes, depreciation and amortization) (xvi) economic value added, (xvii) market share, (xviii) profit (including gross profit, operating profit or pre-tax profit); (xix) costs, (xx) expenses, (xxi) funds from operations, (xxii) working capital, (xxiii) market share, (xxiv) debt levels or reduction, (xxv) customer retention, (xxvi) sales, (xxvii) operating efficiency, (xxviii) customer satisfaction and/ or growth, (xxix) employee satisfaction, (xxx) financing and other capital-raising transactions, and (xxxi) year-end cash. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect of any change in accounting standards and any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance criteria applicable to the award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the rights with respect to an award.

Change in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by outstanding awards, the number of shares of Common Stock that have been authorized for issuance under the Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of Common Stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, recapitalization, combination or reclassification or similar event affecting the Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to shareholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments or substitute, exchange or grant awards to effect such adjustments. Any such adjustments to outstanding awards will be effected in a manner that precludes the enlargement of rights and benefits under such awards.

Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the awards are assumed by the successor entity. Except as provided in an individual award agreement, for the portion of each award that is assumed by the successor corporation, such portion of the award will automatically vest and become exercisable and be released from any repurchase or forfeiture rights immediately upon termination of a participant’s continuous service if terminated without “cause” (as defined in the Plan) within twelve (12) months after such Corporate Transaction. For the portion of each award that is not assumed by the successor corporation, such portion of the award will automatically vest and become exercisable and be released from any repurchase or forfeiture rights immediately prior to the effective date of the Corporate Transaction. For awards that have an exercise feature, the portion of the award that is not assumed will terminate if not exercised prior to the Corporate Transaction.

Change in Control. Except as provided in an individual award agreement, following a Change in Control (other than a Change in Control that is also a Corporate Transaction) and upon a participant’s termination of continuous service without cause within twelve (12) months after such Change in Control, each outstanding award of such participant will automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights immediately upon such termination.

Under the Plan, a Corporate Transaction is generally defined as:

•	acquisition of 50% or more of the Company’s stock by any individual or entity including by tender offer;

•	a reverse merger in which 40% or more of the Company’s stock by any individual or entity including by tender offer is acquired;

•	a sale, transfer or other disposition of all or substantially all of the assets of the Company;

•	a merger or consolidation in which the Company is not the surviving entity; or

•	a complete liquidation or dissolution.

Under the Plan, a Change in Control is generally defined as:

•

acquisition of 50% or more of the Company’s stock by any individual or entity which a majority of the Company’s Board members (who have served on the Company’s Board for at least twelve (12) months) do not recommend the Company’s shareholders accept, or

•

a change in the composition of the Company’s Board over a period of twelve (12) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who have either been Board members continuously for a period of at least twelve (12) months or have been Board members for less than twelve (12) months and were elected or nominated for election by at least a majority of Board members who have served on the Company’s Board for at least twelve (12) months.

Amendment, Suspension or Termination of the Plan. The Board may at any time amend, suspend or terminate the Plan. The Plan, as proposed to be amended and restated, will have a term of ten (10) years from the date in 2016 that the shareholders approve the amendment and restatement, unless sooner terminated by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company shall obtain shareholder approval of any such amendment to the Plan in such a manner and to such a degree as is required.

Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board of Directors to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the Plan and the awards granted thereunder is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or additional guidance that is expected to be issued by the Treasury Department under Section 409A of the Internal Revenue Code.

Nonqualified Stock Options. The grant of a nonqualified stock option under the Plan will not result in any federal income tax consequences to the option holder or to the Company. Upon exercise of a nonqualified stock option, the option holder is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the option holder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the option holder’s total compensation is deemed reasonable in amount. Any gain or loss on the option holder’s subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provides rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Incentive Stock Options. The grant of an incentive stock option under the Plan will not result in any federal income tax consequences to the option holder or the Company. An option holder recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the option holder has held the shares of Common Stock. If the option holder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the option holder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the option holder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the option holder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the option holder’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at the time of exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an option holder’s alternative minimum tax liability exceeds such option holder’s regular income tax liability, the option holder will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the option holder must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Stock Appreciation Rights. Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code. A SAR subject to Section 409A of the Code which fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to the rules of Section 409A of the Code. A restricted stock unit subject to Section 409A of the Code which fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Plan Benefits

Awards under the Plan are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Plan.

Plan Grants During Fiscal Year 2015

The following table shows the number of restricted stock units, SARs and stock options which we have awarded as of December 31, 2015, to the following individuals and groups:

•	our named executive officers;

•	all 10 of our current executive officers as a group;

•	all 6 of our current non-employee directors as a group; and

•	all employees, excluding the current executive officers, as a group. Past grant levels may not be indicative of future grants.

Name and Position	Restricted Stock Units	SARS	Stock Options
Dennis C. Kakures (Chief Executive Officer, President and Director)	14,100	66,800	0
Joseph F. Hanna (Senior Vice President and Chief Operating Officer)	6,600	31,500	0
Keith E. Pratt (Senior Vice President and Chief Financial Officer)	5,500	26,000	0
Philip B. Hawkins (Vice President, Mobile Modular)	3,100	14,800	0
Randle F. Rose (Senior Vice President, Chief Administrative Officer and Secretary)	2,700	12,600	0
Executive Officer Group (10 persons)	42,900	202,900	0
Non-Executive Director Group (6 persons)	18,000	0	0
Non-Executive Officer Employee Group (28 persons)	2,400	253,300	0

Required Vote

The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present or represented at the Annual Meeting is required to approve the amendment and restatement of the Plan. Abstentions will have the same effect as a vote against this proposal and broker “non-votes,” if any, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE 2007 PLAN AS THE 2016 PLAN.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Grant Thornton LLP has been selected by the Audit Committee to be the Company’s independent auditors for the Company’s fiscal year ending December 31, 2016. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent auditors and shareholders are not required to ratify the selection of Grant Thornton LLP. However, we are submitting the selection of Grant Thornton LLP as our independent auditors to our shareholders for ratification as a matter of good corporate practice. In the event that ratification of this selection of independent auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Audit Committee will review our future selection of independent auditors. Even if the appointment of Grant Thornton LLP is ratified by our shareholders, the Audit Committee, in its discretion, may direct the appointment of a different independent auditor at any time during the year if the Audit Committee determines that such a change is in the best interests of the Company and our shareholders.

A representative of Grant Thornton LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

Grant Thornton LLP performed services for the Company in fiscal years 2014 and 2015 related to financial statement audit work, quarterly reviews, quarterly earnings release reviews and tax services. Fees related to services rendered by Grant Thornton LLP for fiscal years 2014 and 2015 were as follows:

	2014	2015
Audit Fees(1)	$1,284,069	$1,370,666
Audit-Related Fees(2)	$28,642	$32,246
Tax Fees	$0	$0
All Other Fees	$0	$0

Total	$1,317,611	$1,402,912

(1)	Audit fees represent fees for the audit of the Company’s consolidated financial statements and internal controls over financial reporting included in our 2015 Annual Report and the review of the Company’s consolidated financial statements included in our quarterly reports on Form 10-Q and fees in connection with statutory audits and regulatory filings or engagements.
(2)	Audit-Related Fees include fees associated with obtaining consents in connection with regulatory filings and audit of the Company’s Employee Stock Ownership and 401(k) Plans.

Audit and Non-Audit Services Pre-Approval Policy

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by Grant Thornton LLP, the Company’s independent registered public accounting firm, must be approved in advance by the Audit Committee to assure that such services do not impair the auditors’ independence from the Company. In April 2004, the Audit Committee adopted an Audit and Non-Audit Services Pre-Approval Policy which sets forth the procedures and conditions pursuant to which audit and non-audit services to be performed by the independent auditors are to be pre-approved. Pursuant to the policy, certain services or categories of services described in detail in the policy may be pre-approved generally on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of audit services, audit-related services, tax services and other services. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent auditors. The Audit Committee may also pre-approve particular services on a case-by-case basis. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the Audit Committee. The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee, but may not delegate such authority to management. The Company’s independent auditors and Chief Financial Officer are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with the pre-approval policy and the fees for the services performed to date. The Audit Committee pre-approved all of the audit, audit-related, tax and all other services described as Audit Fees in the table above.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act or the Exchange Act, that might incorporate future filings, including this Proxy Statement, with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act, unless specifically stated to be incorporated by reference therein.

The Audit Committee currently has four members, consisting of four independent directors, William J. Dawson, Elizabeth A. Fetter, Robert C. Hood, and Ronald H. Zech; Mr. Hood serves as its Chairman. The Company’s management is responsible for the Company’s internal controls, financial reporting, compliance with laws and regulations and ethical business standards. The Company’s independent registered public accounting firm, Grant Thornton LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal controls over financial reporting in accordance with generally accepted auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) (United States) and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes as well as the independence and performance of the Company’s independent registered public accounting firm. However, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing. They rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2015 and audit of internal controls over financial reporting as of December 31, 2015 with management.

2.	The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the standards of the PCAOB.

3.	The Audit Committee has received an independence letter from Grant Thornton LLP as required by the standards of the PCAOB, and has discussed with Grant Thornton LLP its independence.

4.	Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Company’s audited consolidated financial statements be included in the 2015 Annual Report that was filed with the SEC on February 24, 2016.

Submitted by the Audit Committee:

Robert C. Hood, Chair

Elizabeth A. Fetter

William J. Dawson

Ronald H. Zech

Required Vote

The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present or represented at the Annual Meeting is required to approve the ratification of the selection of Grant Thornton LLP as our independent auditors for the year 2016. Abstentions will have the same effect as a vote against this proposal and broker “non-votes,” if any, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP.

PROPOSAL NO. 4

NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“the Dodd-Frank Act”) added Section 14A to the Exchange Act, which requires that we provide our shareholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. At the Company’s 2011 annual meeting, the Company’s shareholders voted to recommend, on an advisory basis, that advisory votes on executive compensation be held every year. Based on these voting results and consistent with the Company’s recommendation, the Board of Directors is holding an advisory vote on the compensation of the Company’s named executive officers at the 2016 Annual Meeting.

As described in detail under the heading “Executive Compensation and Other Information—Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain exceptional talent, reward past performance and establish and reward measurable objectives for future performance. Our primary objective is to align our executive officers’ interests with the interests of our shareholders by rewarding achievement of established goals that contribute to increased long-term shareholder value. Please read the “Compensation Discussion and Analysis” beginning on page 21 of this Proxy Statement for additional details about our executive compensation programs, including information about the fiscal year 2015 compensation of our named executive officers.

As part of designing and implementing the compensation programs for all employees, the Company considers the risks that may be created and whether any such risks may have an adverse impact on the Company, and whether, overall, the Company’s compensation programs are reasonably likely to have a material adverse impact on the Company. In making this determination, the Company considers the overall mix of compensation for employees as well as the various risk control and mitigation features of our compensation plans, including appropriate performance measures and targets and incentive plan payout maximums.

The Compensation Committee continually reviews the compensation programs applicable to our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.

A more complete explanation of these changes is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to indicate whether they approve of our named executive officers’ compensation. This vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present or represented at the Annual Meeting is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Abstentions will have the same effect as a vote against this proposal and broker “non-votes,” if any, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

By Order of the Board of Directors,

Randle F. Rose

Senior Vice President,

Chief Administrative Officer and Secretary

April 29, 2016

Livermore, California

APPENDIX A

MCGRATH RENTCORP

2016 STOCK INCENTIVE PLAN

(As Amended and Restated Effective                     , 2016)

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

(i) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means McGrath RentCorp, a California corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(q) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

(t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

(z) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ee) “Plan” means this 2016 Stock Incentive Plan (formerly known as the 2007 Stock Incentive Plan).

(ff) “Related Entity” means any Parent or Subsidiary of the Company.

(gg) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(hh) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator. Dividends payable with respect to Restricted Stock that is subject to performance vesting shall be held subject to the vesting of the underlying Shares.

(ii) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(jj) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(kk) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(ll) “Share” means a share of the Common Stock.

(mm) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is six million one hundred ninety thousand (6,190,000) Shares, plus the number of Shares that remain available for grants of awards under the Company’s 1998 Stock Option Plan (the “1998 Plan”) as of the date the Plan was originally approved by the Company’s shareholders, plus any Shares that would otherwise return to the 1998 Plan as a result of forfeiture, termination or expiration of awards previously granted under the 1998 Plan (ignoring the termination or expiration of the 1998 Plan for the purpose of determining the number of Shares available for the Plan); provided, however, that the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options is six million one hundred ninety thousand (6,190,000) Shares. Notwithstanding the foregoing, any Shares issued in connection with Awards other than Options and SARs shall be counted against the limit set forth herein as two (2) Shares for every one (1) Share issued in connection with such Award (and shall be counted as two (2) Shares for every one (1) Share returned or deemed not have been issued from the Plan pursuant to Section 3(b) below in connection with Awards other than Options and SARs). The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation in connection with the exercise of an Option or SAR shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of an SAR that is exercised (whether or not Shares are actually issued to the Grantee upon exercise of the SAR) shall be considered issued pursuant to the Plan. Shares withheld by the Company to satisfy any tax withholding obligation in connection with the vesting or settlement of an Award other than Option or SAR shall be returned to the Plan and become available for future issuance under the Plan.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee, (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to shareholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock or other Award or for cash shall be subject to shareholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock, or for another Award with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original Option or SAR and with a term no longer than that of the original Option or SAR shall not be subject to shareholder approval;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any

Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock or Restricted Stock Units, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in or maintenance of share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) recruitment or retention of personnel, (xii) cash flow, (xiii) gross or net revenue, (xiv) expenses, (xv) earnings (including earnings before taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes and depreciation; earnings before interest, taxes and amortization; or earnings before interest, taxes, depreciation and amortization) (xvi) economic value added, (xvii) market share, (xviii) profit (including gross profit, operating profit or pre-tax profit); (xix) costs, (xx) expenses, (xxi) funds from operations, (xxii) working capital, (xxiii) market share, (xxiv) debt levels or reduction, (xxv) customer retention, (xxvi) sales, (xxvii) operating efficiency, (xxviii) customer satisfaction and/or growth, (xxix) employee satisfaction, (xxx) financing and other capital-raising transactions, and (xxxi) year-end cash. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any and any significant unusual or infrequently occurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be one million five hundred thousand (1,500,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be one million (1,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii) Individual Limit for Non-Employee Director Awards. Effective upon the Plan’s approval by shareholders in 2016, the aggregate grant date fair value of Awards to a Director who is not then an Employee may not exceed $250,000 in any calendar year.

(iv) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i) Term of Award. The term of each Award shall be no more than seven (7) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

(l) Minimum Vesting. Effective upon the Plan’s approval by shareholders in 2016, Awards shall not provide for vesting that is more rapid than vesting after (1) year; provided that, after the effective date of this provision, Awards covering up to 5% of the Shares authorized for issuance under the Plan may be granted without regard to the limitations of this Section 6(l).

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v) In the case of other Awards, such price as is determined by the Administrator.

(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Shareholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Changes in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction or Change in Control.

(i) Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

(A) for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and

(B) for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the

Grantee’s Continuous Service has not terminated prior to such date. For Awards that have an exercise feature, the portion of the Award that is not Assumed shall terminate under subsection (a) of this Section 11 to the extent not exercised prior to the consummation of such Corporate Transaction.

(ii) Change in Control. Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

(C) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan. The Plan as amended and restated shall become effective upon its approval in 2016 by the shareholders of the Company. It shall continue in effect for a term of ten (10) years from such approval unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the terms of the amended and restated Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the shareholder approval requirements of Section 4(b)(vi) or this Section 13(a).

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, including but not limited to Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Shareholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the shareholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21. Plan History. The Plan was originally adopted on March 9, 2007. The Plan was amended and restated effective June 4, 2009, subject to shareholder approval, in order to increase the maximum aggregate number of Shares which may be issued pursuant to all Awards under the Plan and to decrease the maximum term of Awards which may be issued under the Plan. The Plan was further amended and restated effective June 6, 2012, subject to shareholder approval, in order to increase the maximum aggregate number of shares which may be issued pursuant to all Awards under the Plan, to add performance criteria, to permit the use under the Plan of Shares withheld to pay tax on awards other than Options and SARs, to extend the term of the Plan to ten (10) years from June 6, 2012, and to make certain other nonsubstantive changes. The Plan was amended and restated effective June 8, 2016, in order to increase the maximum aggregate number of shares which may be issued pursuant to all Awards under the Plan, to implement an annual limit on non-employee director Awards, to set a minimum vesting schedule for certain Awards, to extend the term of the Plan to ten (10) years from June 8, 2016 and to change the Plan’s name.

McGrath RentCorp

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals No. 2, No. 3 and No. 4.

1.	Election of Directors*:	For	Withhold		For	Withhold		For	Withhold	+
	01 - William J. Dawson	☐	☐	02 - Elizabeth A. Fetter	☐	☐	03 - Robert C. Hood	☐	☐

	04 - Dennis C. Kakures	☐	☐	05 - M. Richard Smith	☐	☐	06 - Dennis P. Stradford	☐	☐

	07 - Ronald H. Zech	☐	☐	* Each to be elected and to serve until the 2017 annual meeting of shareholders or until their successors are elected and qualified.

		For	Against	Abstain		For	Against	Abstain

2.	To approve the amendment and restatement of the 2007 Stock Incentive Plan as the 2016 Stock Incentive Plan (the “2016 Plan”) and to: (i) increase the number of authorized shares of the Company’s Common Stock issuable under the 2016 Plan by 2,000,000 shares; (ii) re-approve the Internal Revenue Code Section 162(m) performance criteria and award limits; (iii) set minimum vesting periods for certain awards; (iv) set annual limits on the grant date fair value of awards to our non-employee directors; and (v) extend the term of the 2016 Plan for ten years from the date of shareholder approval.	☐	☐	☐	3. 4.

To ratify the appointment of Grant Thornton LLP as the independent auditors for the Company for the year ending December 31, 2016.

To hold a non-binding, advisory vote to approve the compensation of the Company’s named executive officers.

						☐ ☐	☐ ☐	☐ ☐

B	Authorized Signatures —	This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

02CV6C

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — McGrath RentCorp

The Board of Directors solicits this Proxy for the Annual Meeting of Shareholders to be held on Wednesday, June 8, 2016, at 2:00 p.m. (PDT) at McGrath RentCorp’s principal executive offices at 5700 Las Positas Road, Livermore, CA 94551

The undersigned hereby constitutes and appoints Randle F. Rose and Keith E. Pratt, or each of them, with full power of substitution and revocation, attorneys and proxies of the undersigned at the Annual Meeting of Shareholders of McGrath RentCorp or any adjournments thereof, and to vote, including the right to cumulate votes (if cumulative voting is required), the shares of Common Stock of McGrath RentCorp registered in the name of the undersigned on the Record Date for the Annual Meeting.

The Board of Directors recommends a vote FOR the nominees named on the reverse side and FOR Proposals No. 2, No. 3 and No. 4. The shares represented by this Proxy will be voted as directed on the reverse side; if no specification is made, the shares will be voted FOR said nominees and proposals. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the 2015 Annual Report to Shareholders furnished with this Proxy.

PLEASE RETURN THIS SIGNED AND DATED PROXY IN THE ACCOMPANYING ADDRESSED ENVELOPE